SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

              Information Statement Pursuant to Section 14(c)of the
                         Securities Exchange Act of 1934



Check the appropriate box:

[X] Preliminary information statement
[ ] Definitive information statement
[ ] Confidential,  for  use  of the  Commission  only  (as  permitted  by  Rule
    14c-5(d)(2))

                          NATHANIEL ENERGY CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1)    Title of each class of securities to which transaction applies:

               not applicable

               --------------------------

         2)    Aggregate number of securities to which transaction applies:

               not applicable

               --------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               not applicable

               --------------------------


         4)    Proposed maximum aggregate value of transaction:

               not applicable

               --------------------------

         5)    Total fee paid:

               not applicable
               -------------------------


         [ ]   Fee paid previously with preliminary materials.

               ---------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1) Amount Previously Paid:

                  ---------------------------------

               2) Form, Schedule or Registration Statement No.:

                  ---------------------------------

               3) Filing Party:

                  ---------------------------------

               4) Date Filed:

                  ---------------------------------

                          NATHANIEL ENERGY CORPORATION
                           8001 South InterPort Blvd.
                            Englewood, Colorado 80112

 ------------------------------------------------------------------------------

                              INFORMATION STATEMENT



                                 ________, 2005



 ------------------------------------------------------------------------------

                  We Are Not Asking You for a Proxy and You Are
                        Requested Not To Send Us a Proxy



     This Information Statement is furnished by the Board of Directors of Nathaniel Energy Corporation, a Delaware corporation ("Nathaniel", "our", "we", and "us"), to the record holders of our shares of common stock, par value $.001 per share, at the close of business on __________, 2005 ("Record Date"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934 ("Exchange Act").



     Nathaniel's Board of Directors has unanimously approved the following actions:

        o A proposal to amend our Certificate of Incorporation to provide for the authority to issue shares of preferred stock;


        o A proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock and preferred stock; and

        o A proposal to ratify the adoption of the Nathaniel 2004 Equity Participation Plan.

         Stockholders of record at the close of business on _____, 2005 shall be entitled to receive this information statement

     We will seek the consent of the holders of a majority of the issued and outstanding shares of our common stock for the actions described above. A Certificate of Amendment to our Certificate of Incorporation, which will effect the first two actions described above, will not be filed with the Secretary of State of Delaware until a date after we have received the written consent of the holders of a majority of the issued and outstanding shares of common stock to the amendment to our Certificate of Incorporation. That filing date will be at least 20 days after the earliest date that this Information Statement is sent to our stockholders.

     This Information Statement will be sent on or about ________, 2005 to Nathaniel's stockholders of record who have not been solicited for their consent of this corporate action.



 This is not a notice of a meeting of stockholders and no stockholders meeting will be held to consider any matter described in this information statement.

                                TABLE OF CONTENTS




Summary of Keyes Helium Company, LLC Acquisition.............................1
Forward Looking Statements...................................................9
Voting Securities............................................................11
Change in Control............................................................11
     Conversion of Debt into Common Stock....................................11
     Interest of Certain Persons.............................................12
Security Ownership of Certain Beneficial Owners and Management...............12
Amendment to our Certificate of Incorporation to Provide for
Authority to Determine Designations, Rights and Preferences
of our Preferred Stock.......................................................14
Amendment to our Certificate of Incorporation to Increase the Number
of Authorized Shares of Common Stock and Preferred Stock.....................15
   Introduction..............................................................15
   Description of our Common Stock...........................................15
   Description of our Preferred Stock........................................17
   Reasons for Conversion of Debt into Equity................................17
   Use of Additional Shares Authorized for Issuance..........................20
   Acquisition of Keyes Helium Company, LLC and
   Related Businesses........................................................21
      Nathaniel's Business Before the Acquisition of
      Keyes Helium, LLC and Related Businesses...............................21
      Keyes Helium Business..................................................21
      Nathaniel's Current Business...........................................23
      Market Price of and Distribution on Keyes Helium Membership Interests..24
      Background of and Reasons for the Keyes Helium Acquisition.............24
      Keyes Agreement........................................................26
      Accounting Treatment...................................................27
   Pro Forma Financial Statements............................................27
   Keyes Helium Management's Discussion and Analysis
   or Plan of Operation......................................................34
   Nathaniel Management's Discussion and Analysis or Plan of Operation.......35
Adoption of our 2005 Equity Participation Plan...............................36
Incorporation of Certain Information by Reference............................43
Financial Statements.........................................................F-1
Appendix A:  Amendment to Certificate of Incorporation to provide
             Authority of Board of Directors to Determine Rights
             and Preferences of Preferred Stock..............................A-1

Appendix B:  Amendment to Certificate of Incorporation to Increase
             the Number of Authorized Shares of Common Stock.................B-1
Appendix C:  Conversion Agreement, dated October 3, 2003.....................C-1
Appendix D:  Keyes Helium Agreement..........................................D-1
Appendix E:  Nathaniel 2005 Equity Participation Plan........................E-1

                          NATHANIEL ENERGY CORPORATION
                           8001 South InterPort Blvd.
                            Englewood, Colorado 80112



                 ----------------------------------------------
                              INFORMATION STATEMENT
                 ----------------------------------------------




                 SUMMARY OF KEYES HELIUM COMPANY LLC ACQUISITION

Explanatory Note

Under the Securities Exchange Act of 1934 rules and regulations we are required to give you certain information about our acquisition of Keyes Helium Company, LLC and related businesses which we closed on April 3, 2003. We are required to give you this information because we are providing you with information in this Information Statement about a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from 75,000,000 to 450,000,000 shares, and to increase the number of authorized shares of our preferred stock to 50,000,000 shares. Some of the shares of common stock which become available for issuance due to the increase of the number of authorized shares of our common stock will be issued in the conversion of debt which was used to fund the acquisition of our interest in Keyes Helium Company, LLC and related businesses in 2003. We refer to Keyes Helium Company LLC and the related businesses as the Keyes Helium business in this Information Statement.

The actions which we propose to take that are described in this Information Statement will not have any impact on our 2003 Keyes Helium Company acquisition or on our Keyes Helium business.

The Keyes Agreement

The following is a summary of the Purchase and Sale Agreement (the "Keyes Agreement") relating to the acquisition of our 81.45% membership interest in Keyes Helium Company and related businesses by our 51% subsidiary Nathaniel Energy Oklahoma Holdings Corporation.

Acquisition of Minority Interest

At the time that the Keyes Agreement was entered into, Nathaniel owned 18.55% of Keyes Helium Company through its subsidiary MCNIC Rodeo Gathering, Inc. We acquired our 18.55% interest in Keyes Helium Company on August 26, 2002 when we acquired all of the common stock of MCNIC from Michigan Pipeline and Processing Company for $1,450,000.

The Keyes Agreement

     On April 3, 2003, Nathaniel's subsidiary, Nathaniel Energy Oklahoma Holdings Corporation acquired the remaining 81.45% membership interest in Keyes Helium Company from CIG Resources Company pursuant to the Keyes Agreement.

     The purchase price for the membership interest was $8,658,855, which was comprised of $2,000,000 plus the December 31, 2002 book equity of the membership interest of CIG Resources in Keyes Helium Company. The signing and closing of the Keyes Agreement occurred simultaneously. The Keyes Agreement provided for post-closing adjustments to the purchase price based on actual income and expenses of Nathaniel and CIG. No post-closing adjustments were made.

     Concurrently with the closing of the Keyes Agreement, Nathaniel Energy Oklahoma Holdings Corporation acquired

        o The assets which make up the Keyes area gathering system and Sturgis gas plant, and related rights of way, permits and hydrocarbons, and related facilities and contracts, from CIG Field Services Company for $1,100,000 paid at the closing.

        o At the same time, Nathaniel acquired the Sturgis compression, interconnecting pipeline, equipment and 14.924 acres of land where the Sturgis assets and Keyes Helium assets are located, from Colorado Interstate Gas Company for $188,360.

     Pursuant to the Keyes Area Gathering System Agreement, Nathaniel Energy Oklahoma Holdings Corporation agreed to indemnify CIG Field Services Company, for, among other things,

        o        breach of any of its representations,
        o        environmental contamination,
        o        claims relating to the assets purchased and
        o        for failure of title or conditions on rights-of-way.

The signing and closing of the Keyes Area Gathering System Agreement occurred simultaneously.

Nathaniel and Keyes Helium

Nathaniel's Business Before the Keyes Helium Acquisition

     From 1996 to 2002, before our acquisition of Keyes Helium, Nathaniel's operations were limited to a fuel processing facility in Hutchins Texas which accepts scrap tires, and sells its output of shredded rubber and steel wire from shredded tires to others, primarily for fuel and
recycling  into  steel   products.   See   "Amendment  to  our   Certificate  of
Incorporation to Increase the Number of Authorized Shares of Common Stock - Acquisition of Keyes Helium Company, LLC - Nathaniel's Business Before the Acquisition of Keyes Helium, LLC."

Keyes Helium Business

     Keyes Helium's business includes a helium and gas processing facility in Keyes, Oklahoma and 130 miles of gathering pipeline that collects natural gas for the plant from over 50 gas wells. See "Amendment to Our Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock - Acquisition of Keyes Helium Company, LLC - Keyes Helium Business."

Nathaniel's Current Business

     As mentioned in the explanatory note at the beginning of this Information Statement, we are providing you with the information about our April 2003 acquisition of Keyes Helium since we will be issuing 20,000,000 shares that become available for issuance as a result of the increase in the number of authorized shares of our common stock in connection with the conversion of $10,000,000 in debt into 50,000,000 shares. Some of the converted debt and other non-converted debt was used to finance our acquisition of Keyes Helium.

     Since August 2002, Nathaniel has positioned itself as a renewable energy company that provides a commercial source of alternative energy comparable to that of fossil fuels utilizing its proprietary patented technology, the Thermal Combustor(TM). The Thermal Combustor(TM) is a 2-stage gasification system designed to convert waste, biomass, tires and any other solid, carbon-based materials into inexpensive electrical and thermal energy, while exceeding the most stringent EPA and European Union emission regulations.

         Nathaniel focuses its patented technology in three main areas:

        o        Licensing,
        o        Creating energy infrastructures, and
        o        Building mini power plants.

We plan to license the Thermal Combustor(TM) technology to qualified companies, joint venture partners, and distributorships. Nathaniel plans to build energy infrastructures that will produce specialty gases and byproducts that can be sold to various markets. Additionally, the company plans to build mini power plants for businesses that seek an independent source of energy. These mini power plants would be built on the businesses' premises ("inside the fence") and can reduce the dependence a business has on fossil fuels and power from the local utility. In some cases, the mini power plants can become a business' self sustained utility.

     We also plan to develop an alternative fuel procurement division to support the commercial rollout of our Thermal Combustor(TM) proprietary technology.

     Nathaniel  currently  operates its Keyes Helium business  described  above.
Nathaniel also operates a fuel processing facility in Hutchins, Texas. Nathaniel's fuel processing operations consists of accepting scrap tires for tipping fees, shredding those tires and selling the output of shredded rubber and steel wire to others, primarily for fuel and recycling into steel products. Nathaniel's short term objective is to use the Hutchins fuel processing facility as a producer of alternative fuel. These fuels are marketed to customers predominantly in the cement and paper mill industries seeking supplemental fuel for their coal burning kilns and paper mills respectively.


Reasons for the Acquisition of Keyes Helium

     We decided to acquire Keyes Helium based on the following reasons:

     o From 1996 through the date of the Keyes Helium business acquisition, all of our revenues were generated from our fuel processing operations in Hutchins Texas.

     o During 2002 we were in discussions with Colorado Interstate Gas to place a Thermal Combustor(TM) in its Keyes Helium plant as part of our efforts to develop our Thermal Combustor(TM) business.

     o During that time Colorado Interstate Gas decided that it would dispose of non-core business assets including the Keyes Helium business and ended discussions relating to the Thermal Combustor(TM).

     o Colorado Interstate Gas then offered to sell us the Keyes Helium business.

     o At that time we wanted to increase our revenue opportunities and obtain a source of stable cash flow, and secure the plant operated Keyes Helium Company as a future site for a Thermal Combustor(TM).

     o Over the course of several months in 2002, we conducted a due diligence analysis of the Keyes Helium business opportunity and we determined that Keyes Helium Company was operating at 30% to 40%
          capacity. We believed that we could significantly improve the operating performance of Keyes Helium Company.

     o Based on the foregoing, we determined that the acquisition of the Keyes Helium business was advantageous to Nathaniel and in the best interests of our stockholders.


     A more detailed discussion of the reasons for our acquisition of the Keyes Helium business is included under the heading "Amendment to our Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock - Acquisition of Keyes Helium

Company, LLC and Related Businesses - Background of and Reasons for the Keyes Helium Acquisition" beginning on page 24.

     In 2003 and the nine month period ended September 30, 2004 Keyes Helium and the related businesses accounted for 93% and 96% of our revenues, respectively.

Accounting Treatment

     The acquisition of Keyes Helium and related businesses was accounted for as a purchase.


Federal Income Tax Consequences

     Keyes Helium is wholly owned by Nathaniel Energy Oklahoma Holdings Corporation, a 51% subsidiary of Nathaniel. As a 51% subsidiary, Nathaniel Energy Oklahoma Holdings is not included in Nathaniel's consolidated tax return. Additionally, if Nathaniel Energy Oklahoma Holdings declares and pays a dividend, Nathaniel would be allowed an 80% dividends received deduction against dividend income received from Nathaniel Energy Oklahoma Holdings.

Summary Historical and Pro Forma Financial Data

     Summary Historical Financial Data
     ---------------------------------

     The following tables set forth certain historical financial information of Nathaniel and Keyes Helium Company up to the time of our acquisition of Keyes Helium Company on April 3, 2003 which are incorporated by reference to, or presented elsewhere in this Information Statement.

     Summary Financial Data - Nathaniel

     The summary financial information set forth below for Nathaniel for the years ended December 31, 2002 and 2001 and for the three month period ended March 31, 2003 and 2002 is derived from the more detailed consolidated financial statements incorporated by reference in this Information Statement. This information should be read in conjunction with those financial statements and the notes thereto. The consolidated financial statements for the years ended December 31, 2002 and 2001 were audited by Abrams & Company, P.C. and Comiskey & Company Professional Corporation, respectively.

      Statement of Operations ($000)
      ------------------------------

            Three Months Ended March 31,        Year Ended December 31,
            ----------------------------       ------------------------
               2003            2002             2002              2001
               ----            ----            -----              -----
           (unaudited)      (unaudited)
            ---------        ---------

Revenues    $   105        $   136              $   175         $   417
Net (loss)   (1,333)        (2,432)              (5,458)         (1,904)

           Balance Sheet ($000)
           -------------------

                             March 31, 2003         December 31, 2002
                             --------------         -----------------
                               (unaudited)
                                ---------

Cash and cash equivalents      $  12                    $  202
Notes and other receivables       41                         5
Working capital (deficiency)  (7,185)                   (6,883)
Total assets                   3,899                     4,009
Total stockholders' deficit   (4,210)                   (3,677)

     Summary Historical Financial Data - Keyes Helium


     The summary financial information set forth below for Keyes Helium for the years ended December 31, 2002 and 2001 and for the three month periods ended March 31, 2003 and 2002 is derived from the more detailed combined financial statements included elsewhere in this information statement. This information should be read in conjunction with those financial statements and the notes thereto. The combined financial statements for the years ended December 31, 2002 and 2001 were audited by PriceWaterhouseCoopers, LLP.

     Statement of Operations ($000)
     -----------------------------

                Three Months Ended March 31,          Year Ended December 31,
                ----------------------------          ------------------------
                    2003              2002               2002            2001
                  (unaudited)     (unaudited)            ----            ----
                   ---------       ---------

Revenues          $ 1,413          $ 1,969            $ 5,997           $ 6,766
Net income (loss)     219              606                683             1,900

     Balance Sheet ($000)
     -------------------

                               March 31, 2003            December 31, 2002
                               --------------            -----------------

Cash and cash equivalents      $   590                   $    60
Notes and other receivables        545                       783
Working capital                    889                       566



Total assets                     8,902                     8,770
Total stockholders' equity       8,395                     8,176

     Summary Pro Forma Financial Data


The following summary of financial information is based on the unaudited pro forma condensed consolidated financial statements of Nathaniel and Keyes Helium Company appearing elsewhere in this information statement and should be read in conjunction with those statements and the related notes thereto. The summary pro forma financial data gives effect to the consummation of the Keyes Helium Company acquisition.


     Nathaniel and Keyes Helium Company.

         Pro Forma Statement of Operations ($000)
         ---------------------------------------

                      Three Months Ended                    Year Ended
                         March 31, 2003                 December 31, 2002
                      ------------------               -------------------

Revenues                    1,518                           6,172
Net (loss)                 (1,458)                         (6,068)
Net (loss) per share        (0.04)                          (0.30)

         Pro Forma Balance Sheet($000)
         ----------------------------

                                                  March 31, 2003
                                                  --------------


Cash and cash equivalents                         $   602
Working capital (deficiency)                       (7,296)
Total assets                                       14,353
Total stockholders' deficit                        (4,210)

                           FORWARD LOOKING STATEMENTS


Certain information contained in this Information Statement may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. The safe harbor created by the Securities Litigation Reform Act will not apply to certain "forward looking statements" because we issued "penny stock" (as defined in Section 3(a)(51) of the Securities Exchange Act of 1934 and Rule 3a51-1 under the Exchange Act) during the three year period preceding the date(s) on which those forward looking statements were first made, except to the extent otherwise specifically provided by rule, regulation or order of the Securities and Exchange Commission. We caution readers that certain important factors may affect our actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this Information Statement or which are otherwise made by or on behalf of us. For this purpose, any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "explore", "consider", anticipate", "intend", "could", "estimate", "plan", or "continue" or the negative variations of those words or comparable terminology are intended to identify forward-looking statements. Factors that may affect our results include, but are not limited to, the risks and uncertainties associated with:


        o Our ability to raise capital necessary to implement our business plan.

        o Our ability to finance and complete planned projects.

        o Our ability to execute our business plan and commercialize the Thermal Combustor(TM) technology, including building Thermal Combustors(TM) that meet customers' specifications and that meet local regulatory environmental and permit requirements.

        o Risks related to dependency on a small number of customers.

        o Risks related to dependency on project partners and vendors for timely completion of project milestones.

        o Our ability to satisfy our customers'  expectations.

        o Our ability to employ and retain qualified management and employees.

        o Changes  in  government   regulations  which  are  applicable  to  our
          business.

        o The availability of a consistent, economically viable, and sustainable waste stream supply to fuel the Thermal combustor(TM) operations.

        o Changes in the demand for our products and services, including the impact from changes in governmental regulation and funding for alternative energy.

        o The degree and nature of our competition, including the reliability and pricing of transitional energy sources and the economic viability of other alternative energy sources such as wind and solar power.

        o Operating hazards related to our Thermal Combustor(TM) business.

        o Potential mechanical failure of our plants or products.

        o Our ability to generate sufficient cash to pay our creditors.

        o Disruption in the economic and financial conditions primarily from the impact of terrorist attacks in the United States and overseas, threats of future attacks, police and military activities and other disruptive worldwide political events.


We are also subject to other risks detailed from time to time in our Securities and Exchange Commission filings. Any one or more of these uncertainties, risks and other influences could materially affect our results of operations and whether forward-looking statements made by us ultimately prove to be accurate. Our actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

                                VOTING SECURITIES





     The record date of stockholders entitled to receive notice of this corporate action by Nathaniel is the close of business on ________, 2005. On this date, Nathaniel had 70,198,263 shares of common stock issued and outstanding. Each share is entitled to one vote on any matter which may properly come before the stockholders and there is no cumulative voting right on any shares. Pursuant to applicable Delaware law, and our Certificate of Incorporation and By-Laws, there are no dissenter's or appraisal rights relating to the matters set forth above.

     All matters to be voted on require an affirmative vote of a majority of the issued and outstanding shares of our common stock. As discussed above, we will solicit the written consent of the holders of a majority of the issued and outstanding shares of Nathaniel's common stock to the actions described in this Information Statement.


                                CHANGE IN CONTROL


Conversion of Debt into Common Stock


     Effective as of October 3, 2003, a change in control of Nathaniel occurred as a result of the closing of a Conversion Agreement between Nathaniel and
Richard   Strain.   Pursuant  to  the  Conversion   Agreement,   $10,000,000  of
indebtedness of the Company to Mr. Strain converted into an aggregate of 50,000,000 shares of Nathaniel's common stock, issuable to NEC Energy, LLC ("NEC"), a designee of Mr. Strain.



     Nathaniel currently has 75,000,000 shares of common stock authorized for issuance. Prior to the conversion transaction, Nathaniel had 38,262,664 shares of common stock issued and outstanding. Accordingly, Nathaniel did not have a sufficient number of shares of common stock authorized to issue all of the shares of common stock required by the Conversion Agreement. The Conversion Agreement provided that to the extent that Nathaniel did not have sufficient shares of common stock authorized to issue all of the shares in the conversion, NEC, had the irrevocable right to the shares that could not be issued. Nathaniel has issued 30,000,000 shares of common stock to NEC, and NEC has the irrevocable right to an additional 20,000,000 shares of common stock. In the Conversion Agreement, Nathaniel agreed to take all required corporate action to seek the shareholders' approval to increase the number of authorized shares to a number which is at least sufficient for the Company to deliver all of the shares of common stock issuable to NEC pursuant to the Conversion Agreement. As a result of the increase in the number of authorized shares of our common stock from 75,000,000 to 450,000,000 shares under the heading "Amendment to Our Certificate Of Incorporation To Increase the Number of Authorized Shares of Common Stock" on page 15, Nathaniel will have sufficient shares authorized to be able to issue the remaining 20,000,000 shares to NEC.

     Giving effect to the issuance of all of the shares of common stock under the Conversion Agreement, NEC owns 55.4% of the issued and outstanding shares of common stock of Nathaniel.

     Pursuant to the Conversion Agreement, NEC received the right to demand registration of the resale of the shares at any time after January 3, 2004. Additionally, NEC was granted piggyback registration rights relating to certain registration statements which Nathaniel files after January 3, 2004, if any.

Interests of Certain Persons

     The $10,000,000 of debt was converted into 50,000,000 shares of common stock at the rate of $.20 per share. At the time of the conversion our stock price was (and it remains) very volatile. We valued the shares issued and issuable under the Conversion Agreement using a three day average price of $1.05 per share. The closing prices of our common stock on the OTC Bulletin Board on October 2, October 3 and October 6 were $1.10, $0.80 and $1.25 respectively. Accordingly, based on the $1.05 market price per share, the 50,000,000 shares issued and issuable upon the conversion of the $10,000,000 in debt had an aggregate market value to NEC of $52,500,000 at the time of the conversion, or $42,500,000 more than the amount of the debt which was converted.

     We recorded the $42,500,000 difference between the value of the stock issued and issuable and the $10,000,000 carrying value of the debt which was converted, as a financing expense on our statement of operations in our financial statements for the year ended December 31, 2003.

     See "Amendment to our Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock - Reasons for the Conversion of Debt into Equity beginning on page 17 for a discussion for the reasons for converting $10,000,000 of indebtedness into 50,000,000 shares of common stock.



                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT


     The following table sets forth certain information as of March ____, 2005 regarding the beneficial ownership of Nathaniel's common stock by


        o each person who we believe to be the beneficial owner of more than 5% of our outstanding shares of common stock,

        o      our current directors,

        o      our current executive officers, and

        o      our current executive officers and directors as a group.

Name and Address
of Beneficial Owner                Number of Shares         Percentage of Class
------------------                 ----------------         -------------------


NEC Energy, LLC(1)
73 Deer Park Avenue, Suite 4
Babylon Village, New York  11702    30,000,000(2)                  42.7%


Richard Strain
329 Manchester Road
Poughkeepsie, New York  12603        6,718,333(3)                   9.6%


Russell "Gene" Bailey(4)               577,964(5)                     *

George Cretecos(4)                        None                        -

All Directors and
Executive Officers
as a group (2 persons)(4)              577,964(5)                     *

* Less than one percent

------------



     1 NEC Energy, LLC is 50% owned by Richard Strain and 50% owned by Como Group, LLC, which is an affiliate of Corey Morrison.

     2 Excludes 5,718,333 shares owned by Richard Strain, 500,000 shares held in the name of Mr. Strain's wife and 500,000 shares held in the name of Mr. Strain's son. Excludes 20,000,000 shares which NEC has the irrevocable right to receive at the time that number of shares is authorized and available for issuance.

     3 Excludes 30,000,000 shares owned by NEC Energy, LLC and 20,000,000 shares for which NEC Energy, LLC has the irrevocable right, which shall be issued at the time that number of shares is authorized and available to issuance. Includes 500,000 shares held in the name of Mr. Strain's wife and 500,000 shares held in the name of Mr. Strain's son.


     4 The address of this person is 8001 South InterPort Blvd., Englewood, Colorado 80112.


     5    Includes 205,882 shares held by Mr. Bailey's wife.

                  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
               TO PROVIDE FOR AUTHORITY TO DETERMINE DESIGNATIONS,
                  RIGHTS AND PREFERENCES OF OUR PREFERRED STOCK

     We will solicit the written consent of the stockholders owning a majority of our issued and outstanding shares of common stock to approve an amendment to our Certificate of Incorporation to authorize our Board of Directors to determine the designations, rights and preferences of shares of preferred stock, including voting powers, dividend rights, liquidation preferences, redemption rights and conversion privileges, which Nathaniel may issue. We currently have 2,000,000 shares of preferred stock authorized for issuance, none of which are issued and outstanding. We are proposing to increase the number of authorized shares of our preferred stock to 50,000,000 shares which is discussed under the heading "Amendment to our Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock and Preferred Stock" beginning on page 15. The certificate of incorporation does not provide any designations, rights or preferences for our preferred stock nor does it expressly state that the board of directors is authorized to determine the designations, rights, preferences of our preferred stock. By omitting specific designations, rights or preferences for our preferred stock, the intent of our Certificate of Incorporation was to authorize our directors to determine the designations, rights or preferences of our preferred stock. Accordingly, we are clarifying our directors' authority with this amendment to our Certificate of Incorporation.

     Since our directors are authorized to determine the designations, rights and preferences of our preferred stock, we may be able to use our preferred stock for various corporate purposes such as consideration in connection with future corporate acquisitions, if any, and to raise additional capital, among other things. Our Board believes it is desirable to have our authorized capital sufficiently flexible so that future business needs and corporate opportunities may be dealt with by our Board of Directors without undue delay or the necessity of holding a special stockholders' meeting. We have no specific plans at this time to issue shares of preferred stock. We have not determined and cannot predict when, if ever, we will issue shares of preferred stock in the future, how many shares we will issue, or what the terms and preferences of any shares of preferred stock may be.

     The preferred stock may be issued from time to time as our Board of Directors may determine without further action of our stockholders. Although our Board has no current plans to utilize such shares to entrench present management, it may, in the future, be able to use the shares as a defensive tactic against hostile takeover attempts. The authorization of such shares will have no current anti-takeover effect. No hostile takeover attempts are, to our management's knowledge, currently threatened. There are no provisions in our Certificate of Incorporation or By-Laws or other material agreements to which we are a party that would, in our management's judgment, have an anti-takeover effect.


     The issuance of preferred stock could dilute the ownership interest of our existing stockholders. In addition, because of its broad discretion with respect to the creation and issuance of preferred stock without stockholder approval, our Board of Directors could adversely affect the voting power of the holders of common stock by granting supervoting powers to the holders of shares of preferred stock. Also, our Board could issue preferred stock that have preferential rights to the holders of common stock with respect to dividends and upon liquidation. Further, conversion and redemption rights granted to the holders of preferred shares could adversely affect the holders of common stock.

     The authority to be given to our Board of Directors pursuant to the proposed amendment to our Certificate of Incorporation is attached as Appendix A to this information statement.

     The adoption of the Amendment to our Certificate of Incorporation described above requires the affirmative vote of at least a majority of the votes entitled to be cast by all shares of voting stock issued, outstanding and entitled to vote on this matter, on the Record Date. As discussed above, we will solicit the consent of stockholders owning a majority of our voting stock to approve this amendment.





                  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
                      TO INCREASE THE NUMBER OF AUTHORIZED
                   SHARES OF COMMON STOCK AND PREFERRED STOCK


Introduction


     We will solicit the written consent of the stockholders owning a majority of Nathaniel's issued and outstanding shares of common stock to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 75,000,000 to 450,000,000 shares, and the authorized shares of our preferred stock from 2,000,000 to 50,000,000 shares. The Board believes such action is in the best interest of the Company

        o to enable Nathaniel to issue 20,000,000 shares of common stock to NEC under a Conversion Agreement providing for the conversion of $10,000,000 of debt into a total of 50,000,000 shares of common stock, of which 30,000,000 shares are already issued. The Conversion Agreement is described in more detail under the heading "Change in Control" on page 11 and under the heading "Reason for the Conversion of Debt into Equity" on page 17, and

        o to make additional shares of common stock and preferred stock available for acquisitions, financing, present and future employee benefit programs and other corporate purposes.


Description of our Common Stock

     Nathaniel is currently authorized to issue 75,000,000 shares of common stock. As of March __, 2005 there were 70,198,263 shares of common stock issued and outstanding.

     Holders of our shares of common stock are entitled to share equally on a per share basis in such dividends as may be declared by the Board of Directors out of funds legally available to pay dividends. There are presently no plans to pay dividends with respect to our shares of common stock. Upon liquidation, dissolution or winding up of Nathaniel, after payment of creditors and holders of any senior securities of Nathaniel, including shares of preferred stock, if any, Nathaniel's assets will be divided proportionately on a per share basis among the holders. The shares of common stock are not subject to any liability for further assessments. There are no conversion or redemption privileges, nor any sinking fund provisions, with respect to our common stock, and our common stock are not subject to call. The holders of the common stock do not have any preemptive or other subscription rights.


     Holders of the common stock are entitled to cast one vote for each share held at all stockholders' meetings including the annual meeting for the election of directors. Our common stock does not have cumulative voting rights.

     After the increase in the authorized shares of our common stock from 75,000,000 to 450,000,000, Nathaniel plans to issue 20,000,000 shares of common stock to NEC pursuant to a Conversion Agreement dated October 3, 2004 between Nathaniel and Richard Strain. The Conversion Agreement provided for the issuance of a total of 50,000,000 shares of Nathaniel's common stock to NEC in conversion of $10,000,000 of indebtedness owed by Nathaniel to Mr. Strain, or a conversion rate of $.20 per share. NEC is Mr. Strain's designee to receive the shares under the Conversion Agreement.

     Nathaniel currently has 75,000,000 shares of common stock authorized for issuance. Prior to the conversion transaction, Nathaniel had 38,262,664 shares of common stock issued and outstanding. Accordingly, Nathaniel did not have a sufficient number of shares of common stock authorized for issuance to issue all of the shares of common stock in the conversion. The Conversion Agreement provided that to the extent that Nathaniel did not have sufficient shares of common stock authorized to issue all of the shares in the conversion, NEC, had the irrevocable right to the shares that could not be issued. Nathaniel has issued 30,000,000 shares of common stock to NEC, and NEC has the irrevocable right to an additional 20,000,000 shares of common stock. In the Conversion Agreement, Nathaniel agreed to take all required corporate action to seek the shareholders' approval to increase the number of authorized shares to a number which is at least sufficient for the Company to deliver all of the shares of common stock issuable to NEC pursuant to the Conversion Agreement. As a result of the proposed increase in the number of shares of our common stock from 75,000,000 to 450,000,000 shares, Nathaniel will have sufficient shares authorized to issue the remaining 20,000,000 shares to NEC.

     In connection with the conversion, NEC received the right to demand registration of the resale of the shares at any time after January 3, 2004. Additionally, NEC was granted piggyback registration rights relating to certain registration statements which Nathaniel files after January 3, 2004, if any.

     After the conversion of the $10,000,000 of indebtedness, $6,892,156.09 of indebtedness of Nathaniel to Mr. Strain remains, including $2,000,000 of indebtedness which was obtained from Mr. Strain after the conversion.

Description of our Preferred Stock

     Nathaniel is currently authorized to issue 2,000,000 shares of preferred stock. As of March ___, 2005, there were no shares of preferred stock issued with outstanding. A description of our preferred stock and the proposed amendments to our preferred stock are discussed under the heading "Amendment to Our Certificate of Incorporation to Provide for Authority to Determine Designations, Rights and Preferences of Our Preferred Stock" beginning on page
14. We have no current plans to issue any shares of preferred stock.

Reasons for the Conversion of Debt into Equity

     In September 2003, the board of directors of Nathaniel had determined that it would be in the best interest of Nathaniel to convert $10 million indebtedness owed to Richard Strain into equity in order to remove that amount of indebtedness from the registrant's balance sheet for the purpose of achieving the stockholders' equity initial listing requirements of NASDAQ Small Cap Market, in contemplation of a possible future application for inclusion in the NASDAQ Small Cap Market. At that time, Nathaniel considered the following factors in deciding to convert the $10,000,000 debt into 50,000,000 shares:

     o Mr. Strain advised Nathaniel that he was willing to convert the $10 million into common stock at the price of $.20 per share, which was a price at which he had made an investment in Nathaniel on April 19, 2002. At the time of the lender's initial investment, April 19, 2002, Nathaniel's common stock was trading at $.65 per share.

     o Nathaniel's shares of common stock were trading at a price of $.80 per share on October 3, 2003. On October 2 and 6 the trading price of Nathaniel's common stock was $1.10 and $1.25, respectively. We used a three day average of $1.05 to value the transaction.

     o During the 30 day preceding the conversion, the average daily trading volume of Nathaniel's stock was 3,995 shares.

     o During the 12 month period preceding the conversion, the average daily trading volume of Nathaniel's stock was 5,779 shares.

     o The board of directors determined that due to the then developmental state of Nathaniel's operations, the lack of market for Nathaniel's stock, and lack of funds to repay the loan, there was no viable alternative to obtain funds to pay off the $10,000,000 loan, to retire that indebtedness.

     o The board also determined that due to the developing nature of Nathaniel's operations, the lack of liquidity for the Nathaniel's securities in the market, lack of funds available to pay off the loan and its plans to apply for a NASDAQ listing in the future, the conversion of the debt into stock was a good opportunity for the registrant. Nathaniel's board of directors believed it was in the long term best interest of Nathaniel and its stockholders to convert the $10,000,000 loan into equity under the terms of the Conversion Agreement since it resulted in Nathaniel meeting one of the initial inclusion criteria of the NASDAQ Small Cap Market, and the anticipated increase in marketability of Nathaniel's stock resulting from a NASDAQ Small Cap Market listing, if achieved in the future, could be beneficial to Nathaniel's stockholders.

      o At the time the conversion of debt was being contemplated, Nathaniel did not have a sufficient number of shares of common stock available for issuance to be able to issue all 50,000,000 shares necessary to be issued. The lender agreed, however, to convert the entire loan under the Conversion Agreement pursuant to which Nathaniel would issue a number of shares and the lender was irrevocably entitled to the remaining shares at the time a sufficient number of shares were authorized to enable Nathaniel to deliver all of the shares to the lender. The agreement did not impose any use of proceeds, or operational or corporate governance covenants on Nathaniel.

      o Under the terms of the Conversion Agreement, Nathaniel was able to issue 30,000,000 shares to the lender's affiliate NEC leaving 20,000,000 shares to be issued. This left Nathaniel with approximately 6,000,000 authorized unissued shares at that time which could be issued for other purposes until enough shares were authorized which would enable the registrant to issue the remaining 20,000,000 shares to the lender's affiliate NEC.

The board did not obtain any independent evaluations with respect to the rate of exchange of the shares in conversion of the loan.

     Each member of the board of directors at the time the determination was made was also a senior officer of Nathaniel. In making its determinations, the board relied on its collective knowledge of Nathaniel's business and prospects, and the historical trading activity of Nathaniel's common stock, including all of the factors listed above. The board did not consider each factor separately, assign specific weights to such factors or make a determination as to why any factor should be assigned any weight. The board believed that these factors collectively supported its decision to approve the Conversion Agreement on its terms.

Nathaniel's board of directors also considered:

     o The registrant did not have sufficient funds to repay the $10 million loan at the time of the conversion.

     o The likelihood that Nathaniel would be able to raise $10 million dollars through the sale of stock, especially when the required number of shares were unavailable for issuance, to unrelated third parties was also extremely remote, particularly in light of the developmental nature of the registrant's business at the time, and lack of market for the registrant's securities.

     Accordingly, the board of directors believed that the registrant could not have entered into a transaction or series of transactions similar to the conversion on terms which were more favorable than the Conversion Agreement. Also, the lender was not affiliated with any of the individuals who were directors of Nathaniel at the time the determination to enter into the Conversion Agreement was made, or the conversion agreement was entered into. The lender is not affiliated with any of the current directors of Nathaniel. Accordingly, all of the directors were, and Nathaniel's current directors are, disinterested parties with respect to the transaction.

     The conversion of the loan was approved by unanimous written consent of the board of directors as of October 3, 2003.

     In July 2004 the board of directors decided to postpone seeking a NASDAQ listing and instead seek to raise capital for working capital purposes and to further develop Nathaniel's business before applying for a NASDAQ listing. Nathaniel is currently exploring opportunities to raise capital, which it anticipates doing through the sale of shares of common stock, or the sale of shares of preferred stock or other securities which are convertible or exercisable in the common stock. Nathaniel has not received any commitments or entered into any letters of intent or agreements to raise funds and it cannot assure that it will be able to successfully raise any working capital. Nathaniel currently has 4,801,737 authorized and unissued shares of common stock which it believes is not enough

     o to enable Nathaniel to raise capital through the sale of common stock, or preferred stock or other securities convertible or exercisable into common stock, or

     o to use for other corporate purposes as described below under the heading "Use of Additional Shares Authorized for Issuance."


Nathaniel believes that it is necessary to increase the number of shares of authorized common stock and preferred stock to be able to raise capital and to use for other purposes. Nathaniel also believes that the elimination of the $10,000,000 of indebtedness is beneficial to Nathaniel's efforts to raise capital.

     The adoption of the Amendment to our Certificate of Incorporation described above requires the affirmative vote of at least a majority of the votes entitled to be cast by all shares of capital stock issued, outstanding and entitled to vote on the Record Date. As discussed above, we intend to solicit the consent of stockholders owning a majority of our common stock to approve this amendment.

Use of Additional Shares Authorized for Issuance

     We have no specific plans to issue any shares of common stock or preferred stock that are made available by the increase in the number of common stock and preferred stock except pursuant to our obligations under the Conversion Agreement discussed above. We are exploring opportunities to raise capital which we anticipate doing through the sale of common stock, or the sale of preferred stock or other securities which are convertible or exercisable into common stock. Nathaniel has not received any commitments or entered into any letters of intent or agreements to raise funds, and it cannot assure that it will be successful in raising any funds.

     The additional shares of common stock and preferred stock which become available for issuance when the number of authorized shares are increased may be issued from time to time as the board of directors may determine without further action of Nathaniel's stockholders. These shares could be used for any corporate purpose, including, among other things, future financing, acquisitions, stock options, stock grants and other equity benefits under employee benefit plans, or as compensation to employees or consultants. All of the above could result in significant dilution to the stockholder's ownership interest in Nathaniel.

     Although the board has no current plans to utilize such shares to entrench present management, it may, in the future, be able to utilize the additional shares as a defensive tactic against hostile takeover attempts. The authorization of the additional shares shall have no current anti-takeover effect. No hostile takeover attempts are, to management's knowledge, threatened. There are no other provisions in Nathaniel's Certificate of Incorporation or by-laws or other material agreements to which Nathaniel is a party which would, in management's judgment, have an anti-takeover effect.

     The relative rights and limitations of the shares of common stock would remain unchanged under the amendment. Currently no shares of our preferred stock are issued and outstanding. Nathaniel's stockholders do not currently possess, nor upon the adoption of the proposed amendment will they acquire, preemptive rights, which would entitle them as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of Nathaniel.

     The substance of the amendment to our Certificate of Incorporation which will effect the increase in number of authorized shares of common stock and preferred stock is attached to this information statement as Appendix B.

Acquisition of Keyes Helium Company, LLC and Related Businesses

     We are seeking the consent of the of the stockholders owning a majority of Nathaniel's issued and outstanding shares of common stock to increase the number of the authorized shares of our common stock from 75,000,000 to 450,000,000 shares. As discussed above, 20,000,000 of these shares will be issued in conversion of some of Nathaniel's indebtedness. A portion of the indebtedness which was converted and indebtedness which remains was used by Nathaniel to acquire its interest in Keyes Helium Company, LLC and related businesses in August 2002 and April 2003. The following information is provided about this acquisition.

Nathaniel's Business Before the Acquisition of Keyes Helium, LLC and Related Businesses

     From 1997 to 2002 Nathaniel's operations were limited to a fuel processing facility which accepts scrap tires, and sells its output of shredded rubber and steel wire from shredded tires to others, primarily for fuel and recycling into steel products.

     Nathaniel's fuel processing operations are conducted at a 27 acre facility in Hutchins, Texas. Nathaniel's revenues from this operation come from tipping fees, which are fees paid per pound of scrap tires disposed, and upon the sale of the shredded rubber and scrap medal obtained from the shredded tires. Nathaniel continues to operate this business. For further information, reference is made to Item 1 of Nathaniel's Annual Report on Form 10-KSB/A Amendment No. 1 for the year ended December 31, 2003, which Item 1 is incorporated into this information statement by reference. See also "Background of and Reasons for the Keyes Helium Acquisition" on page 24.

     Nathaniel Energy Corporation was incorporated in Delaware in 1996 under the name of Ajax Reinsurance Limited. Nathaniel, Ltd. was incorporated in Colorado in 1992. In 1998, Nathaniel, Ltd. agreed to merge with G-VII Energy Corp. ("G-VII") which had been incorporated in Delaware in 1987. In July 1998, G-VII changed its name to "Nathaniel Energy Corporation" and in December 1998, it agreed to merge into Ajax. In 1999, Ajax changed its name to "Nathaniel Energy Corporation". Nathaniel's address is 8001 South InterPort Blvd., Englewood, Colorado 80112 and its telephone number is (303) 690-8300.

Keyes Helium Business

     Keyes Helium's business includes a helium and gas processing facility in Keyes, Oklahoma and 130 miles of gathering pipeline that collects natural gas for the plant from over 50 gas wells. The helium and gas processing facility produces 2,000,000 mcf (thousand cubic feet) of natural gas annually, 5,500 mcf of natural gas daily and 3,600 gallons of natural gas liquids daily. Keyes Helium has a take-or-pay contract with Air Products and Chemicals, Inc. for the helium production, an operating agreement with Colorado Interstate Gas Company for the processing of nitrogen bearing natural gas, and a tolling agreement with Linde Gas, LLP for the processing of liquid helium. Natural gas is sold under an agreement with Tenaska Marketing

Ventures. The natural gas liquids recovered by the plant are sold to various parties including Koch Hydrocarbon, LP.

     Keyes Helium has three main suppliers in its helium production operations which accounts for approximately 93% of its sales.

     o Nexus Energy Company supplies it with natural gas under a 10-year agreement, which renews for an additional 10-year term if Nexus continues to produce commercial quantities of natural gas. Nexus pays fees for transporting the natural gas from a central delivery point to the Keyes helium plant and a fee for compressing the gas at the central delivery point.

     o EOG Resources, Inc. purchases all helium from EOG's gas production and recovers and sells the helium which Keyes Helium removes from the natural gas under a 30-year contract.

     o Regency Gas Services, LLC supplies crude helium under an agreement which requires Keyes Helium to purchase crude helium produced from the Lakin processing plant until 2016.

     Keyes Helium currently does most of its business with three major customers. Because it offers several different products, it has reduced dependency on any one customer.

     o Air Products and Chemicals, Inc. purchases all of the helium produced under contract through 2021 at which time either party may terminate the agreement. If it is not terminated at that time, it may be terminated at any time upon two years' advance notice by either party. This contract can be terminated in 2008 and 2015 if either party requests a price determination that is not agreed to by the other party. Should this contract expire or be terminated early, other major companies have stated an interest in the helium supply and we believe those companies would enter into purchase agreements with Nathaniel to purchase the helium.

     o We have a month-to-month agreement with Tenaska Marketing Ventures for the sale of processed natural gas. Colorado Interstate Gas Company transports this processed gas and retains the concentrated nitrogen from this gas for its own blending process under a service agreement with Keyes Helium.

     o We have a month-to-month agreement with Koch Hydrocarbon, LP for the sale of natural gas liquids.

     Keyes Helium Company, LLC is a limited liability company. As a result of the acquisition of Keyes Helium described below, Keyes Helium is owned by Nathaniel Energy Oklahoma Holdings Corporation which a is 51% owned subsidiary of Nathaniel. 49% of Nathaniel Energy Oklahoma Holdings is owned by Richard Strain, an affiliate of Nathaniel.

     Keyes Helium's address is HCR 2, Keyes, Oklahoma 73947 and its telephone number is (508) 546-7558.


Nathaniel's Current Business

     Since August 2002, Nathaniel has positioned itself as a renewable energy company that provides industry with an alternative energy comparable to that of fossil fuels. Nathaniel's main focus is on its proprietary patented technology, the Thermal Combustor(TM), which is a 2-stage gasification system designed to convert waste, biomass, tires and any other solid, carbon-based materials into expensive electrical and thermal energy, while exceeding the most stringent EPA and European Union emission regulations.

     Nathaniel focuses its patented technology in three main areas:

     o   Licensing,

     o   Creating energy infrastructures, and

     o   Building mini power plants.

We plan to license the Thermal Combustor(TM) technology to qualified companies, joint venture partners, and distributorships. Nathaniel plans to build energy infrastructures that will produce byproducts that can be sold to various markets. Additionally, the company plans to build mini power plants for businesses that seek an independent source of energy. These mini power plants would be built on the businesses' premises ("inside the fence") and can reduce the dependence a business has on fossil fuels and power from the local utility. In some cases, the mini power plants can become a business' self sustained utility.

     We also plan to develop an alternative fuel procurement division to support the commercial rollout of our Thermal Combustor(TM) proprietary technology.

     Nathaniel's short term objective is to use the Hutchins fuel processing facility as an alternative fuel supplier to customers predominantly in the cement and paper mill industries seeking supplemental fuels for their coal burning kilns and paper mills respectively.

     For further information reference is made to Item 1 of Nathaniel's Annual Report on Form 10-KSB/A Amendment No. 1 for the year ended December 31, 2003, when item is incorporated into this Information Statement by reference.

Market Price of and Distribution on Keyes Helium Membership Interests


     Membership interests and related member matters.

           No Market for Membership Interests

     There is no public market for Keyes Helium Company, LLC membership interests and none is expected to develop.

           Distributions

     Keyes Helium Company has never made any distribution on its membership interests. Keyes Helium Company currently intends to retain any earnings for use in the business and therefore does not anticipate making any distributions in the near future. Distributions on Keyes Helium Company's membership interests can be paid when, and if, determined by the members. Keyes Helium Company's sole beneficial owner is Nathaniel Energy Oklahoma Holdings, Corporation, our 51% owned subsidiary. We cannot predict if any distribution will be made on Keyes Helium membership interests in the foreseeable future. Distributions on Keyes Helium Company's membership interests in the future rests within the discretion of Nathaniel Energy Oklahoma Corporation, the sole member of Keyes Helium Company and will depend, among other things, upon the earnings, its capital requirements and its financial condition, as well as other factors, which the members of Keyes Helium Company deems relevant.

Background of and Reasons for the Keyes Helium Acquisition

     In the fall of 1998 in furtherance of Nathaniel's desire to develop its Thermal Combustor(TM) business, Nathaniel entered discussions with Colorado Interstate Gas and its parent El Paso Corporation for the placement of a Thermal Combustor(TM) at El Paso Energy's helium plant in Keyes, Oklahoma. After several discussions over a three year period, Colorado Interstate Gas ended the discussions because it had been instructed by its parent company to sell certain assets which were outside of its core business, including the Keyes helium plant. Due to the good relationship between Nathaniel and Colorado Interstate Gas which had developed from the Thermal Combustor(TM) discussions, Colorado Interstate Gas offered the Keyes helium plant, which was operated by Keyes Helium Company, and other related businesses, to Nathaniel around March 2002.

     At that time, Nathaniel derived all of its revenues from its fuel processing facility in Hutchins Texas, as tipping fees from the acceptance of scrap tires and the sales of shredded tire rubber and steel wire. While working to develop the Thermal Combustor(TM) business, we wanted to expand our business opportunities and increase revenue.

     We conducted several months of due diligence on the helium plant opportunity and determined that the helium plant was being under-utilized and was operating at approximately 30 to 40% capacity. Nathaniel decided that the Keyes helium plant and related businesses would provide it with a stable cash flow and would complement its Thermal Combustor(TM) technology. Nathaniel concluded that the acquisition of the Keyes helium plant and related business would be advantageous to Nathaniel's business and would be in the best interests of its stockholders.

     The board did not obtain any independent evaluations with respect to the amount of the purchase price for Keyes Helium and the related businesses.

     Each member of the board of directors at the time the determination to acquire Keyes Helium was made was also a senior officer of Nathaniel. In making its determinations, the board relied on its collective knowledge of Nathaniel's business and prospects, Keyes Helium Company and the related businesses derived from several months of due diligence and analysis, and the energy industry, including all of the factors listed above. The board did not consider each factor separately, assign specific weights to such factors or make a determination as to why any factor should be assigned any weight. The board believed that these factors collectively supported its decision to approve the acquisition of Keyes Helium Company and the related businesses.

     On August 26, 2002, Nathaniel acquired 100% of the outstanding common shares of MCNIC Rodeo Gathering, Inc., an 18.55% member in Keyes Helium Company, from Michigan Pipeline & Processing Corp. The purchase price of the acquisition was $1,450,000. Richard Strain loaned $1,800,000 to Nathaniel, part of which was used to finance the acquisition of MCNIC Rodeo Gathering's shares. Mr. Strain held approximately 23% of Nathaniel's common stock at the date of that acquisition.

     On April 3, 2003 Nathaniel acquired the remaining 81.45% interest in Keyes Helium Company from CIG Resources Company, a wholly owned subsidiary of El Paso Corporation, through our 51% owned subsidiary, Nathaniel Energy Oklahoma
Holdings Corporation for $8,658,855. Concurrently, Nathaniel purchased the assets, comprising the Keyes gathering system and the Sturgis gas processing plant, from CIG Field Services Company, also a wholly owned subsidiary of El Paso Corporation, for an aggregate amount of $1,100,000. Nathaniel transferred all of the stock in MCNIC to Nathaniel Energy Oklahoma Holdings Corporation. At the same time Nathaniel Energy Oklahoma Holdings Corporation acquired the Sturgis compression interconnecting pipeline, equipment and 14.924 acres of land where the Sturgis assets and Keyes Helium assets are located, from Colorado Interstate Gas Company for $188,360.

     The funding for the above acquisitions came from debt issued by Nathaniel to Mr. Strain, a portion of which was converted into 50,000,000 Nathaniel shares of common stock. 30,000,000 of these shares have been issued and 20,000,000, of these shares will be issued when we have increased the number of authorized shares of our common stock as described in this Information Statement.

     Subsequently, also on April 3, 2003, Nathaniel transferred its entire interest in the Keyes Helium business to Nathaniel Energy Oklahoma Holdings Corporation. Mr. Strain described above also contributed his ownership interest in Keyes Helium Company to Nathaniel Energy Oklahoma

Holdings Corporation, Nathaniel Energy Oklahoma Corporation therefore owns 100% of Keyes Helium Company. Nathaniel owns 51% of Nathaniel Energy Oklahoma Holdings Corporation and Mr. Strain owns the remaining 49% of Nathaniel Energy Oklahoma Corporation.

     In 2003 and the nine month period ended September 30, 2004, Keyes Helium Company and the related businesses accounted for 93% and 96% of Nathaniel's revenues, respectively.

Keyes Agreement

     The agreements relating to the acquisition of the 81.45% of Keyes Helium Company and related assets are described below.

     On April 3, 2003, Nathaniel's subsidiary, Nathaniel Energy Oklahoma Holdings Corporation acquired an 81.45% membership interest in Keyes Helium Company, LLC from CIG Resources Company pursuant to the Keyes Agreement.

     The purchase price for the membership interest was $8,658,855, which was comprised of $2,000,000 plus the December 31, 2002 book equity of the membership interest of CIG Resources in Keyes Helium Company. The signing and closing of the Keyes Agreement occurred simultaneously. The Keyes Agreement provided for post-closing adjustments to the purchase price based on actual income and expenses of Nathaniel and CIG. No post-closing adjustments were made.

     Concurrently with the closing of the Keyes Agreement, Nathaniel Energy Oklahoma Holdings Corporation acquired the assets which make up the Keyes area gathering system and Sturgis gas plant, and related rights of way, permits and hydrocarbons, and related facilities and contracts, from CIG Field Services Company for $1,100,000 paid at the closing.

     Pursuant to the Keyes Area Gathering System Agreement, Nathaniel Energy Oklahoma Holdings Corporation agreed to indemnify CIG Field Services Company, for, among other things,

        o   breach of any of its representations,

        o   environmental contamination,

        o   claims relating to the assets purchased and

        o   for failure of title or conditions on rights-of-way.

The signing and closing of the Keyes Area Gathering System Agreement occurred simultaneously.

     At the same time, Nathaniel Energy Oklahoma Holdings Corporation acquired the Sturgis compression, interconnecting pipeline, equipment and 14.924 acres of land where the Sturgis assets and Keyes Helium Company assets are located, from Colorado Interstate Gas Company for $188,360.

Accounting Treatment

     The   acquisitions   were  accounted  for  using  the  purchase  method  of
accounting. See "Pro Forma Financial Statements" below.

Pro Forma Financial Statements

     The pro forma balance sheet as of March 31, 2003 reflects the historical balance sheets of Nathaniel and the subsequent acquisition of Keyes Helium Company as if the acquisition had occurred on March 31, 2003.

     The pro forma income statement for the three month period ended March 31, 2003 reflects the historical income statements of Nathaniel and the subsequent acquisition of Keyes Helium Company. Pro forma adjustments have been made to give effect to the acquisition as if it had occurred as of the beginning of the fiscal year presented, January 1, 2002.

     The pro forma income statement for the year ended December 31, 2002 reflects the historical income statements for the registrant and the subsequent acquisition for the year ended December 31, 2002. Pro forma adjustments have been made to give effect to the acquisition as if it had occurred at the beginning of the year presented.

                          Nathaniel Energy Corporation
            Unaudited Proforma Condensed Consolidating Balance Sheet
                                 (in Thousands)
                                 March 31, 2003


                                                                      Unaudited
                                               Keyes    Pro Forma     Pro Forma
                                               Helium   Acquisition   Condensed
                                 Nathaniel     Company  Entries     Consolidated
                                 ---------     -------  -----------   ----------
Assets

Current Assets
  Cash and cash equivalents          $ 12       $ 590                $      602
  Accounts receivable - trade          41         545                       586
  Inventory                           250         261                       511
  Other current assets                198           -                       198
                                ----------     -------                ----------

    Total current assets              501       1,396                     1,897

Property, plant and equipment       1,774       7,441  b  $1,450         12,217
                                        -              a   1,552

Investment in Keyes Helium Project  1,450           -  b  (1,450)             -
Accounts receivable - affiliate       158           -                       158
Deferred charges                        -          26                        26
Prepaid expense                         -          39                        50
Goodwill                               15           -                         5
                                -----------   --------  -----------   ----------
Total assets                      $ 3,899     $ 8,902    $ 1,552       $ 14,353
                                ==========    ========  ===========   ==========

Liabilities and Stockholders' Equity (Deficit)

Current liabilities
  Notes payable                   $ 4,091    $      -                   $ 4,091
  Accounts payable - affiliate          -         250                       250
  Accounts payable - trade            505         227                       732
  Payroll taxes                         2           -                         2
  Accrued wages                     2,116           -                     2,116
  Accrued property taxes                -          30                        30
  Accrued interest                    659           -                       659
  Current portion of long-term debt   313     -     a   $  1,000          1,313
                                 ---------- ---------                 ----------

    Total current liabilities       7,686         507                     9,193

Long-term debt, net of current maturities  377       -  a     8,947       9,324
                                        -------    -------   ------- -----------

    Total liabilities                    8,063       507      9,947      18,517

Minority interest                           46         -                     46

Stockholders' equity (deficit)

  Preferred stock                            -         -                      -
  Common stock                              38         -                     38
  Additional paid-in capital             7,481         -                  7,481
  Members' equity                            -     8,395  a  (8,395)          -
  Unpaid stock subscription receivable    (175)        -                   (175)
  Accumulated earnings (deficit)       (11,554)        -                (11,554)
                                       --------   -------    -------  ----------


    Total Stockholders' equity (deficit)(4,210)    8,395     (8,395)     (4,210)
                                       --------   -------    -------  ----------
Total Liabilities and Stockholders'
Equity (Deficit)                       $ 3,899   $ 8,902     $1,552    $ 14,353
                                       ========   =======    =======   =========

                                    Nathaniel Energy Corporation
                Audited Proforma Condensed Consolidating Statement of Operations
                           (in Thousands, except for Per Share Information)
                              For the Three Months Ended March 31, 2003



                                                                 Keyes             Pro Forma       Unaudited
                                                                 Helium            Acquisition     Pro Forma
                                                  Nathaniel      Company           Entries         Condensed
                                                                                                   Consolidated
Revenue                                           $ 105          $ 1,413                           $ 1,518

Cost of revenue                                     148              771                               919
                                                  ---------      ---------------   ------------    -----------

Gross profit  (loss)                                (43)             642                               599
                                                  ---------      ---------------                   -----------
Selling, general and administrative expenses
  Depreciation                                       59              144  c              $ (3)         200
  Other selling, general and administrative
Expense                                           1,037              280                             1,317
                                                 ----------       --------------   ------------    -----------

                                                  1,096              424                    3        1,517
                                                 ----------       --------------   ------------    -----------

Income (loss) from operations                    (1,139)             218                              (918)
Other income (expense)
  Income from investment in Keyes                    21             -  d                  (21)
  Loss on disposal of equipment                     (13)            -                                  (13)
  Interest expense                                 (182)            -  e                 (199)        (381)
  Other income                                        -                1                                 1
                                                 ----------       --------------   ------------   ------------
Income (loss) before income taxes and minority
Interest                                         (1,313)             219                 (217)      (1,311)

Provision for income taxes                            -             -  f                   75           75
                                                 ----------       --------------   ------------   ------------
Income (loss) before minority interest           (1,313)             219                 (292)      (1,386)

Minority interest                                   (20)            -  g                  (52)         (72)
                                                 ----------       --------------   ------------   ------------

Net income (loss)                               $(1,333)           $ 219               $ (344)    $ (1,458)
                                                ===========       ==============    ===========   ============

                                       30



Weighted average shares outstanding              38,263                                              38,263
Basic loss per share                           $ (0.04)                                             $ (0.04)
                                                ==========                                        ============


                                 Nathaniel Energy Corporation
             Unaudited Proforma Condensed Consolidating Statement of Operations
                      (In Thousands, except for Per Share Information)
                             For the Year Ended December 31, 2002



                                                                                                       Unaudited
                                                                                   Pro Forma           Pro Forma
                                                                                   Acquisition         Condensed
                                                 Nathaniel(1)          Keyes       Entries          Consolidated
                                                ---------------     ------------   ------------     --------------
Revenue                                               $ 175          $ 5,997                            $ 6,172

Cost of revenue                                         449            4,387                              4,836
                                                ---------------     ------------                    --------------
Gross profit (loss)                                    (274)           1,610                              1,336
                                                ---------------     ------------                    --------------

Selling, general and administrative expenses          4,666              962  c       $    8              5,636
                                                ---------------     ------------   -----------      --------------
Income (loss) from operations                        (4,940)             648              (8)            (4,300)

Other income (expense)
  Income from investment in Keyes                        54             -  d             (54)                 -
  Gain on disposal of equipment                          23             -                                    23
  Interest expense                                     (569)            -  e            (796)            (1,365)
  Other income                                            -               35                                 35
                                                ---------------     ------------   -----------       -------------

Income (loss) before income taxes and minority
  interest                                           (5,432)             683            (858)            (5,607)

Provision for income taxes                                -             -  f             236                236
                                                --------------     -------------   -----------       -------------

Income (loss) before minority interest               (5,432)             683          (1,094)            (5,843)

Minority interest                                       (26)            -  g            (199)              (225)
                                                --------------     -------------   -----------       -------------

Net income (loss)                                  $ (5,458)           $ 683        $ (1,293)         $  (6,068)
                                                ==============     =============   ===========       =============
Weighted average shares outstanding                  20,375                                              20,375


Basic loss per share                               $  (0.27)                                             $ (0.30)
                                                ==============                                      =============

(1) Amounts differ from the 8-K filed on February 4, 2004 since the 2002 data was subsequently reclassified, with net loss reduced $19,000 to a net loss of $5,458 in the 2002 Amended 10KSB filed on February 23, 2004.


     Pro forma balance sheet as of March 31, 2003:

     a) To record purchase of Keyes Helium Company for an aggregate purchase price of $9,947,215. This acquisition was funded with cash provided by the issuance of debt by a related party investor previously described in the pro forma financial information. The purchase price has been allocated as follows:

         Cash                        $   590,000
         Receivables                     545,000
         Inventory                       261,000
         Property and equipment        8,746,571
         Intangible assets               246,644
         Other assets                     65,000
         Payables                       (507,000)
                                     ------------

         Total                        $9,947,215
                                     ============

     The acquisition is accounted for as a purchase.

     b) To allocate cost of initial 9.46% investment in Keyes Helium Company to property and equipment.

     Pro forma income statement for the three months ended March 31, 2003 and year ended December 31, 2002:

     c) To adjust depreciation expense based on allocated purchase price. Substantially all depreciation is based on estimated useful lives of 20 years, using the straight line method. $9,801,236 is 20 year property and $277,111 is classified as 5 year property.

     d) To eliminate dividend income from the registrant's 9.46% cost investment in Keyes Helium Company.

     e) To record interest expense on debt incurred to fund the acquisition. The debt bears an interest rate of 8% per year.

     f) To record income tax expense on the Keyes Helium Company income at statutory rates.

     g) To record the minority interest of 49% in the Keyes Helium Company net income.

Keyes Helium Management's Discussion and Analysis or Plan of Operation

Operating results 2002 compared to 2001 (dollars in thousands)

For the year ended December 31, 2002 revenue decreased to $5,997 from $6,766 in 2001 which we believe is due to a decision of the then parent of Keyes Helium Company to focus and allocate its resources to other businesses at the time that it was planning the disposition of Keyes Helium Company. Gross margin in 2002 declined to 27% from 41% in 2001, due to lower efficiencies on a lower revenue base. Total operating expenses were essentially flat, with $962 in 2002 compared to $953 in 2001. Other income declined to $35 from $99 in 2001 due to lower cash balances and lower interest income.

Liquidity and Capital Resources

The  following is a summary of Keyes Helium  Company cash flows  sources  (uses)
from  operating,   investing,   and  financing  activities  during  the  periods
indicated:

                                    Year ended December 31,
                                     2002             2001
                                  ----------     -----------
          Operating activities    $  (1,422)    $     5,182
          Investing activities        4,172          (3,886)
          Financing activities       (2,950)         (1,092)
                                  ----------     -----------
          Net change in cash      $    (200)    $       204
          and cash equivalents    ==========     ===========

For the year ended 2002, use of cash in operating activities compared to a net cash provided by operating activities in 2001 is due to lower net income in 2002 compared to net income in 2001, a decrease of $1,217, and a net decrease in accounts payable due affiliates of $5,653.

The net cash provided by investing activities of $4,172 in 2002 is primarily due to an increase in notes receivable from affiliates of $4,186. Net cash used in investing activities during 2001 is due primarily to the reduction in notes payable due to affiliated companies.

The net change in financing activities during 2002 is due to a $1,062 return of capital and a $1,888 earnings distribution. During 2001, cash used in financing activities was due to a $1,092 earnings distribution.

Cash and cash equivalents at December 31, 2002 and 2001 were $60 and $260, respectively.

Nathaniel Management's Discussion and Analysis or Plan of Operation

Nathaniel's Management's Discussion and Analysis or Plan of Operation under Item 6 in its Annual Report of Form 10-K/A Amendment No. 1 for the year ended December 31, 2003, which is incorporated by reference into this Information Statement, contains a discussion and analysis of Nathaniel's business, including Keyes Helium Company's operations, in 2002 and 2003.

                 ADOPTION OF OUR 2005 EQUITY PARTICIPATION PLAN

     The Board of Directors has adopted the 2005 Equity Participation Plan and has reserved up to 40,000,000 shares of common stock for issuance upon the exercise of stock options or as restricted stock grants. We are seeking the consent of stockholders owning a majority of our issued and outstanding shares of common stock to approve our 2005 Equity Participation Plan. The following statements include summaries of all material terms and provisions of the plan.


     The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the plan, a copy of which is attached as Appendix D to this information statement and is available at our offices.

General Information

     The plan provides for the granting of restricted stock and options to purchase up to a maximum of 40,000,000 shares of Nathaniel. The plan provides that no shares of common stock may be issued unless there are a sufficient number of shares of common stock authorized and reserved for such issuance. We anticipate that we will have a sufficient number of shares available for issuance under the plan as a result of the proposed increase in the number of shares of our common stock or as a result of other actions which we could take. The plan was adopted by our Board of Directors on March 1, 2005.


     The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, nor is it a "qualified" plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The plan provides for appropriate adjustments in the number of reserved shares in the event of stock dividends, stock splits, recapitalizations and other changes in our capital structure. The plan also provides for reload options (which are described below under the heading "Reload Feature") and alternate stock appreciation rights.

Purpose

     The purpose of the plan is to advance the interests of Nathaniel by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, us and our subsidiaries, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors, and non-employees to whom an offer of employment has been extended, to acquire proprietary interests in Nathaniel, and by providing such employees, non-employee directors, consultants, advisors, and non-employees with an additional incentive to promote the success of Nathaniel.

Administration

     The plan provides for its administration by the Board or by a committee consisting of at least two individuals chosen by the Board. The Board or the committee has authority (subject to the provisions of the plan) to select from the group of eligible employees, non-employees to whom an offer of employment has been extended, non-employee directors, consultants and advisors the individuals or entities to whom restricted stock or options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the committee is authorized to interpret the plan and the interpretation and construction by the Board or the committee of any provision of the plan or of any option granted thereunder shall be final and conclusive. The receipt of options or restricted stock by directors or any members of the committee shall not preclude their vote on any matters in connection with the administration or interpretation of the plan. We currently do not have a committee to administer the plan. Accordingly the Board administers the plan at this time.

Eligibility - Generally


     Subject to certain limitations and conditions in the plan, restricted stock and options to purchase shares may be granted to persons who, in the case of incentive stock options, are employees of, either Nathaniel or any parent or subsidiary of Nathaniel including directors and officers of Nathaniel and non-employees to whom an offer of employment has been extended, or in the case of nonstatutory stock options and restricted stock grants, are employees including directors and officers or non-employee directors or certain consultants or advisors to, either Nathaniel or any parent or subsidiary of Nathaniel and non-employees to whom an offer of employment has been extended. At ___________, 2005 _______ employees, non-employee directors and consultants, were eligible to receive options or restricted stock grants under the plan.


Stock Options

     Nature of Options

     The Board or the committee may grant options under the plan which are intended to meet the requirements of Section 422 of the Code relating to "incentive stock options." The Board or committee may also grant option under the plan that do not so qualify which we refer to as "nonstatutory stock options". The federal income tax consequences of the grant and exercise of incentive stock options and nonstatutory stock options are described below under "Federal Income Tax Consequences."

     Reload Feature

     The Board or the committee may grant options with a reload feature subject to the terms of the plan, applicable only when options being exercised by a holder are paid by delivery of shares of common stock or by having Nathaniel reduce the number of shares otherwise issuable to a holder ("Net Exercise"). The reload stock option allows the holder to exercise an option (the "First Option") and to receive another option (the "Reload Option") for

     o the number of shares of common stock used to pay for the First Option (or not issued in the case of Net Exercise), and

     o with respect to nonstatutory stock options, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of those nonstatutory stock options.


A Reload Option may also have a reload feature. The reload feature must be included in the stock option agreement entered into by Nathaniel and the holder of the option. The term of the Reload Option shall be equal to the remaining option term of the First Option.

     Option Price

     The option price of the shares underlying an incentive stock option may not be less than the fair market value (as such term is defined in the plan) of the shares of common stock on the date upon which the option is granted. In addition, in the case of a recipient of an incentive stock option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of Nathaniel or of a parent or subsidiary corporation of Nathaniel (a "10% Stockholder"), the option price of the shares subject to that option must be at least 110% of the fair market value of the shares of common stock on the date upon which that option was granted.

     The option price of shares of common stock underlying nonstatutory stock options will be determined by the Board or the committee, in its discretion, at the time of grant and need not be equal to or greater than the fair market value for shares of our common stock.


     On ___________, 2005, the closing price for our common stock, as on the over-the-counter bulletin board, was $______ per share, as reported by NASDAQ.


     Exercise of Options

     Option holders may exercise options granted under the plan by delivering a written notice to Nathaniel indicating of the number of shares of common stock with respect to which the option is being exercised. The notice shall be accompanied, or followed within 10 days, by payment of the full option price for the shares of common stock which shall be made by the holder's delivery of

     o    a check payable to the order of Nathaniel in such amount, or

     o previously acquired shares of common stock, the fair market value of which shall be determined as of the date of exercise, or

     o if provided for in the stock option agreement, a check in an amount at least equal to the par value of the common stock being acquired, together with a promissory note, in the form and upon such terms as are acceptable to the Board or the committee, in an amount equal to the balance of the exercise price, or

     o    a combination of any of the above methods.

     Duration of Options

     No incentive stock option granted under the plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an incentive stock option is granted to a 10% Stockholder, that option shall not be exercisable after the expiration of five years from the date of its grant.

     Nonstatutory stock options granted under the Plan may be of a duration that the Board or the committee determines.

     Non-Transferability

     Options granted under the plan are not transferable otherwise than by will or the laws of descent and distribution and generally, those options are exercisable, during an optionee's lifetime, only by the optionee. A nonstatutory stock option may be transferred, upon the approval of the Board or the committee, in whole or in part during a holder's lifetime, to a holder's family members, through a gift or domestic relations order, subject to the terms and conditions of the plan.

     Death, Disability or Termination of Employment

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee director, consultant or advisor to, Nathaniel or a parent or subsidiary corporation of Nathaniel shall be terminated for cause, or such employment or services shall be terminated voluntarily by the employee, non-employee director, consultant or advisor, or a non-employee to whom an offer of employment was extended declines the offer, or Nathaniel withdraws the offer of employment to that non-employee to whom an offer of employment has been extended, any options held by those persons or entities shall expire immediately. If such employment or services shall terminate other than by reason of death or disability, voluntarily by the employee, non-employee director, consultant or advisor, or for cause, then, subject to the terms of the stock option agreement pursuant to which options are granted, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by Nathaniel or at the normal retirement date prescribed from time to time by Nathaniel is deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if an option holder under the plan

     o dies while employed by Nathaniel or a parent or subsidiary corporation of Nathaniel or while serving as a non-employee director of, or consultant or advisor to, Nathaniel or a parent or its subsidiary corporation of Nathaniel, or

     o dies within three months after the termination of his employment or services other than voluntarily or for cause,

then such option may be exercised by the estate of the employee, non-employee director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the holder of an option under the plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee director of, or consultant or advisor to, Nathaniel, or a parent or subsidiary corporation of Nathaniel, then that option may be exercised at any time within one year after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Restricted Stock Grants

     Nature of Restricted Stock Grants

     The Board or the committee may authorize restricted stock grants under the plan. Restricted stock grants may be made either alone or in addition to stock options granted under the plan.

Vesting

     The Board or the committee may specify the vesting periods of the restricted stock grant and other terms and conditions which the Board or committee deems appropriate.

     In determining vesting requirements of restricted stock grants, the Board or committee may impose restrictions which it may deem advisable including among other things, length of service of the grantee, corporate performance and attainment of individual or group performance objectives.

     Ownership

     During the period while the restricted stock grants are subject to restriction or have not vested, the grantee will be the record owner of the shares of common stock underlying the restricted stock grant. Accordingly, the holder is entitled to vote those shares. However, any dividends or other distributions on those shares of common stock will be held by Nathaniel or a third party subject to the same restrictions as the restricted stock grant.

     Forfeiture

     Unless the Board of committee determines otherwise at the time of the restricted stock grant, generally, a grantee will forfeit all shares of common stock underlying restricted stock grants which have not previously vested, if the grantee is no longer employed or engaged by, or serves as a director of, Nathaniel or its parent or its subsidiary. All forfeited shares of common stock shall be returned to Nathaniel, along with any dividends or other distributions on those shares, if any. However, if the Board approves a plan of liquidation, or merger or consolidation in which more than 50% of the continued voting power of Nathaniel or the entity surviving in the transaction is no longer represented by voting securities in Nathaniel, the restricted stock grant will automatically vest.

     Non-Transferability

     Shares  of  common  stock  underlying   restricted  stock  grants  are  not
transferable until those shares vest.

Amendment and Termination


     The plan (but not options or restricted stock granted under the plan) shall terminate on November 19, 2013, ten years from the date that it was adopted by the Board. Subject to certain limitations, the plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the stockholders.


Plan Benefits


     At ___________, 2005 there were no grants of options to purchase shares of our common stock or stock grants under the Plan.


Federal Income Tax Consequences

     Nonstatutory Stock Options

     Under the Code and the Treasury Department Regulations (the "Regulations"), a nonstatutory stock option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to Nathaniel's grant of non-statutory stock options. Consequently, the grant of a nonstatutory stock option to an optionee will result in neither income to him nor a deduction to us. Instead, the optionee will recognize compensation income at the time he exercises the nonstatutory stock option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to us in the year of exercise in the same amount as is includable in the optionee's income.

     For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a nonstatutory stock option, the optionee's basis in those shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. That gain or loss will be capital gain or loss and will be long-term if the common stock were held for more than twelve months, or short term if the common stock were held for twelve months or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

     Incentive Stock Options

     Options granted under the plan which qualify as incentive stock options under Section 422 of the Code will be treated as follows:

     Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or us from the grant of an incentive stock option to, or the exercise of an incentive stock option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes the shares transferred to him upon exercise of the incentive stock option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the incentive stock option, and at least one year after the transfer of the shares to him upon exercise of the incentive stock option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

     Generally, we will not be allowed a deduction with respect to an incentive stock option. However, if an optionee fails to meet the foregoing holding period requirements (a so called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an incentive stock option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case we will be allowed a corresponding deduction.

     For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

     To the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, those options will not be incentive stock options. In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an incentive stock option and in part a nonstatutory stock option, under existing Internal Revenue Service guidelines, we may designate which shares issued upon exercise of such options are incentive stock options and which shares are nonstatutory stock options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an incentive stock option and the balance of each share treated as issued pursuant to the exercise of a nonstatutory stock option.


     The ratification of the adoption of our 2005 Equity Participation Plan described above requires the affirmative vote of at least a majority of the votes entitled to be cast by all shares of capital stock issued, outstanding and entitled to vote on the Record Date. As discussed above, we are soliciting the consent of stockholders owning a majority of our voting stock to ratify the adoption of this plan.


                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


     This information statement is accompanied by a copy of our Annual Report on Form 10-KSB/A Amendment No. 1 for the year ended December 31, 2003 (the "2003 Form 10-KSB").

     The following information from our 2003 Form 10-KSB/A Amendment No. 1 (File No. 0-27783), as filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, is hereby incorporated by reference into this information statement:

     o   "Description of Business", included in Item 1 thereof;

     o   "Description of Property", included in Item 2 thereof;

     o   "Legal Proceedings" included in Item 3 thereof;

     o "Management's Discussion and Analysis or Plan of Operation," included in Item 6 thereof;

     o our consolidated financial statements as of December 31, 2003 and for the years ended December 31, 2002 and 2003, included in Item 7 thereof; and

     o "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure," included in Item 8 thereof.

     The following additional information from the Company's September 30, 2004 Form 10-QSB (File No. 0-27783), as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy Statement.


                o our consolidated financial statements as of September 30, 2004 and for the nine months ended September 30, 2003 and 2004, included in Item 1 of Part I thereof; and

                o "Management's Discussion and Analysis or Plan of Operation," included in Item 2 of Part I thereof.

     Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this information statement to the extent that any statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

                                    By Order of the Board of Directors:
                                    George A. Cretecos, Chief Operating Officer

                            KEYES HELIUM COMPANY, LLC
                              FINANCIAL STATEMENTS
                     WITH REPORT OF INDEPENDENT ACCOUNTANTS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                        Report of Independent Accountants

To the Managers' Committee of Keyes Helium Company, LLC:

In our opinion, the accompanying balance sheets and the related statements of income, members' equity and cash flows present fairly, in all material respects, the financial position of Keyes Helium Company, LLC (the "Company") at December 31, 2002 and 2001 and the results of its operations and its cash flows for the years ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


                                    /s/ PricewaterhouseCoopers LLP

                                          March 24, 2003

                            KEYES HELIUM COMPANY, LLC
                                 BALANCE SHEETS
                                 (In thousands)


                                     ASSETS

                                                            December 31,
                                                     ---------------------------
                                                        2002            2001
                                                     ----------       ----------
Current Assets
     Cash and cash equivalents                       $    60          $    260
     Accounts receivable-trade                           400               514
     Accounts receivable- affiliate                       50                 -
     Note receivable- affiliate                          333             4,519
     Prepayment                                           65
     Helium inventory in process                         252               471
                                                     ----------        ---------
              Total current assets                     1,160             5,764

Property, plant and equipment
     Helium processing plant                          11,356            11,342
     Construction in process                              25                25
         Total property, plant, and equipment         11,381            11,367
         Less: Accumulated depreciation                3,810             3,233
                                                     ---------         ---------
         Net property, plant, and equipment            7,517             8,134

Deferred Charges                                          39                39
                                                     ---------         ---------

Total assets                                        $  8,770         $  13,937
                                                     ========          =========


                                   LIABILITIES AND MEMBERS' EQUITY

Current liabilities
    Accounts payable-affiliates                     $    429         $   3,311
    Accounts payable and accrued expenses                165               183
                                                     ---------        ----------
          Total current liabilities                      594             3,494

Members' equity                                        8,176            10,443
                                                     ---------        ----------

Total liabilities and members' equity               $  8,770         $  13,937
                                                     =========        ==========



                                    See accompanying notes

                            KEYES HELIUM COMPANY, LLC
                              STATEMENTS OF INCOME
                                 (In Thousands)





                                                Year Ended
                                               December 31,
                                         2002                      2001
                                        ------                     ------

Sales of helium                         $5,997                    $6,766
Cost of helium sold                      4,387                     4,012
                                        ------                     ------
          Gross margin                   1,610                     2,754


Operating expenses
      Operation and maintenance            385                       375
      Depreciation                         577                       578
                                        ------                     ------
      Total operating expenses             962                       953
                                        ------                     ------

Total operating income                     648                     1,801
Other income                                35                        99
                                        ------                     ------

Net income                               $ 683                    $1,900
                                        ------                     ------



                             See accompanying notes

                            KEYES HELIUM COMPANY, LLC
                             STATEMENTS OF CASH FLOW
                                 (In Thousands)


                                                                     Year Ended
                                                                    December 31,
                                                               --------------------------
                                                                   2002            2001
                                                               ----------       ---------
Cash flow from operating activities
  Net income                                                   $    683         $  1,900
  Adjustments to reconcile net income to
   net cash provided by operating activities:
      Depreciation                                                  577              578
      Working capital changes:
          Helium inventory in process                               219              103
          Accounts receivable- trade                                114               42
          Accounts receivable - affiliate                           (50)              22
          Prepayments                                               (65)               -
          Accounts payable- affiliates                           (2,882)           2,771
          Accounts payable and accrued expenses                     (18)            (234)
                                                                ---------       ---------
          Net cash (used in)/provided by operating activities    (1,422)           5,182
                                                                =========       =========
Cash flow from investing activities
  Plant additions                                                   (14)              (4)
  Notes receivable - affiliate                                    4,186           (3,882)
                                                                ---------       ---------
  Net cash (used in)/provided by investing activities             4,172           (3,886)
                                                                =========       =========

Cash flow from financing activities
  Return of capital                                              (1,062)               -
  Distribution of earnings                                       (1,888)          (1,092)
                                                                ---------       ---------
    Net cash used in financing activities                        (2,950)          (1,092)
                                                                =========       =========

Net change in cash and cash equivalents                            (200)             204


Cash and cash equivalents, beginning of year                        260               56
                                                                ---------       ---------
Cash and cash equivalents, end of year                          $    60         $    260
                                                                =========       =========


                             See accompanying notes

                            KEYES HELIUM COMPANY, LLC
                          STATEMENTS OF MEMBERS' EQUITY
                                 (In thousands)

                                                        Year Ended
                                                        December 31,
                                                ----------------------------
                                                   2002              2001
                                                ----------         ---------
CIG Resources Company
         Balance, beginning of year             $    8,506         $  7,848
         Net income                                    556            1,548
         Return of capital                            (865)               -
         Distribution of earnings                   (1,538)            (890)
                                                ----------          --------
         Balance, end of year                   $    6,659         $  8,506
                                                ----------          --------

MCNIC Rodeo Gathering, Inc.
         Balance, beginning of year             $    1,937          $  1,787
         Net income                                    127               352
         Return of capital                            (197)                -
         Distribution of earnings                     (350)             (202)
                                                ----------          --------
         Balance, end of year                   $    1,517          $  1,937
                                                ----------          --------

Totals members' equity                          $    8,176          $ 10,443
                                                ==========          ========




                             See accompanying notes

                            KEYES HELIUM COMPANY, LLC
                        NOTES TO THE FINANCIAL STATEMENTS


1. Organization

We are a Colorado limited liability company, formed on March 17, 1994 to develop, construct and operate a helium processing plant in the western Oklahoma panhandle area. Our plant became operational in 1995 and consists of a crude helium extraction and purification facility and a liquefaction processing facility. Included in plant are helium gathering pipelines which, along with contracted storage, supply feedstock to us.

Our members are CIG Resources Company (Resources) owning a 81.45 percent interest and MCNIC Rodeo Gathering, Inc. (MCNIC) owning a 18.55 percent interest. Resources is an indirect subsidiary of El Paso Corporation. MCNIC is a wholly owned subsidiary of Nathaniel Energy Oklahoma Holdings Corporation (Nathaniel). Nathaniel purchased MCNIC from MCNIC Pipeline & Processing, an indirect subsidiary of DTE Energy Company, on August 28, 2002.

2. Summary of Significant Accounting Policies

Reclassfications

Our financial statements for prior period include reclassifications that were made to conform to the current year presentation. Those reclassifications had no impact on net income or members' equity.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities that exist at the date of the financial statements. Actual results may differ from those estimates.

Cash and Cash Equivalents

Cash consists of demand deposits with a financial institution. Short-term investments purchased with an original maturity of three months or less are considered cash equivalents.

Fair Value of Financial Instruments

As of December 31, 2002, the carrying amounts of our financial instruments are representative of fair value because of either the short-term nature of these instruments or because of the market based nature of their interest rates.

Allowance for Uncollectible Accounts

We establish a provision for losses on accounts receivable if determined to be uncollectible. Collectibility is reviewed regularly and the allowance is adjusted as necessary primarily under the specific identification method. As of December 31, 2002 and 2001, there was no balance in the allowance for uncollectible accounts.

Prepayments

Prepayments reflect insurance costs that benefit future periods.

Inventory

Helium inventory in process is based on the last-in-first-out method. The replacement cost of the ending inventory approximates the recorded cost at December 31, 2002 and 2001.

Property, Plant, and Equipment

Property additions and betterments are capitalized at cost, we expense minor items of property when incurred. Depreciation of all facilities is computed on a 20-year straight-line basis. We review long-lived assets, including intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is determined based on future net cash flows from the use and ultimate disposition of the asset. Impairment loss is calculated as the difference between the carrying amount of the asset and its fair value. As of December 31, 2002, we have not recognized any impairment losses.

Revenue Recognition

We recognize revenue for the sale of helium in the period of delivery.

Income Taxes

As a limited liability company, income taxes are the obligation of our members.

Allocation of Profit and Losses and Distributions

Profit and losses are allocated in proportion to each Members' interest. Distributions of earnings, returns of capital, and any available net cash flow are made quarterly and are shared by our members in direct proportion to each respective ownership interest such that each member's percentage of Members' Equity remains constant.

New Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 143, Accounting for Asset Retirement Obligations. This Statement requires companies to record a liability for the estimated retirement and removal costs of long-lived assets used in their business. The liability is recorded at its fair value, with a corresponding asset which is depreciated over the remaining useful life of the long-lived asset to which the liability relates. An ongoing expense will also be recognized for changes in the value of the liability as a result of the passage of time. The provisions of SFAS No. 143 are effective for fiscal years beginning after June 15, 2002 and our adoption is effective January 1, 2003.

3. Related-Party Transactions

We have contracted with Colorado Interstate Gas Company (CIG), an affiliated company of Resources, to operate the plant and perform certain administrative functions. Accounts payable-affiliates as of December 31, 2002 and 2001 includes $47,000 and $106,000, respectively, due to CIG under terms of the operating agreement and amounts reimbursable to CIG and its affiliates for any costs incurred on our behalf.

We participate in a cash management program with Resources. Under this arrangement, we can borrow up to $2 million or loan up to $5 million at market rates of interest, repayable upon demand. We had loaned approximately $333,000 and $4,519,000 under this agreement as of December 31, 2002 and 2001, respectively. We earned approximately $29,000 and $92,000 in interest under this program in 2002 and 2001, respectively, which is recorded in other income in our income statement.

We have an agreement with El Paso Gas Gathering and Processing Company (EPGGP), an affiliated company of Resources, which requires us to purchase all crude helium production from EPGGP's Lakin processing plant until 2016 at contractual rates and subject to the maximum volumes produced by the plant. Our crude helium purchases from EPGGP under this agreement were approximately $2,459,000 and $2,141,000 during 2002 and 2001, respectively.

We have a lease agreement which expires in December 2004 with CIG for gas compression and cooling equipment, land and related auxiliary facilities associated with the compression and cooling equipment. Rent expense incurred under this lease for the years ended December 31, 2002 and 2001 was approximately $90,000 and $94,000, respectively.

The following is our anticipated future minimum annual lease payments through 2004 for this agreement:



            2003                                    $    85,000
            2004                                         80,500
                                                       --------
                   Total                            $   165,000
                                                       ========

4. Supply Commitment

We have an agreement with a group led by Energy Alliance Company, Inc. (EAC) that requires EAC to produce and deliver natural gas to us throughout the life of the leases for up to 8,000 Mcf (thousand cubic feet) of natural gas per day. We are entitled to remove for our benefit crude helium at a cost to us of $0.10 per Mcf for the gas stream delivered to our plant. During 2002 and 2001, we recorded costs totaling $119,000 and $187,000 under this agreement. Under this agreement, we have a maximum annual cost of $292,000 throughout the life of the EAC leases.

5. Transactions with Major Customers

We sell all of our liquefied helium to Air Products Helium, Inc. This agreement can be terminated in 2008 and 2015 if either party requests a price determination that is not agreed to by the other party. Otherwise, the agreement expires in 2021, unless extended upon two years' advance notice by either party.

6. Limitation of Liability of Member

Our debts, obligations and liabilities, whether arising by contract, tort, or otherwise, are solely ours. Our members are not obligated for any of our debts, obligations, liabilities solely by reason of being a member.

7. Subsequent Event

On February 5, 2003, Resources signed a letter of intent to sell its 81.45 percent interest in Keyes Helium Company, LLC to Nathaniel. This transaction is expected to close on March 31, 2003.

                            KEYES HELIUM COMPANY, LLC
                                  BALANCE SHEET
                                 (In Thousands)
                                 MARCH 31, 2003




ASSETS

Current assets:
  Cash and cash equivalents                             $ 590
  Accounts receivable - trade                             545
  Inventory                                               261
                                                -------------
    Total current assets                                1,396

Property and equipment, net                             7,441

Other assets                                               65
                                                -------------

Total assets                                          $ 8,902
                                                =============

LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
  Accounts payable - affiliate                        $   250
  Accounts payable and accrued expenses                   257
                                                -------------

    Total current liabilities                             507

Members' equity                                         8,395
                                                -------------

Total liabilities and members' equity                 $ 8,902
                                                =============


The accompanying notes are an integral part of these unaudited financial statements.

                            KEYES HELIUM COMPANY, LLC
                                INCOME STATEMENT
                                 (In Thousands)
            FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2003 AND 2002
                                   (UNAUDITED)





                                                       March 31,       March 31,
                                                         2003            2002
                                                     ------------  -------------

Revenue                                                 $ 1,413         $ 1,969

Cost of revenue                                             771           1,087
                                                     ------------  -------------

Gross profit                                                642             882
                                                     ------------  -------------

Selling, general and administrative expenses
  Depreciation                                              144             144
  Other selling, general and administrative expenses        280             155
                                                     ------------  -------------

Total                                                       424             299
                                                     ------------  -------------

Income from operations                                      218             583

Other income                                                  1              23
                                                     -----------  --------------

Net income                                               $  219           $ 606
                                                     ===========  ==============



The accompanying notes are an integral part of these unaudited financial statements.

                            KEYES HELIUM COMPANY, LLC
                            STATEMENTS OF CASH FLOWS
                                 (In Thousands)
            FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2003 AND 2002
                                   (UNAUDITED)






                                                   March 31,        March 31,
                                                     2003             2002
                                                 --------------   --------------

Cash flow from operating activities
  Net income                                             $ 219            $ 606
Adjustments to reconcile net income to
  net cash provided by operating activities:
    Depreciation                                           144              144
Working capital changes:
  Helium inventory in process                               (9)              95
  Accounts receivable - trade                             (145)            (123)
  Accounts receivable - affiliate                           50                -
  Other assets                                              39              (16)
  Accounts payable - affiliates                           (179)               -
  Accounts payable and accrued expenses                     92           (2,686)
                                                 --------------   --------------

Net cash used in operating activities                      211           (1,980)
                                                 --------------   --------------

Cash flow from investing activities:
  Plant additions                                          (14)             (12)
  Short-term investments                                     -             (540)
  Notes receivable - affiliate                             333            3,332
                                                 --------------   --------------

Net cash used in investing activities                      319            2,780
                                                 --------------   --------------

Cash flow from financing activities:
  Distribution of earnings                                   -             (800)
                                                 --------------   --------------

Net cash used in financing activities                        -             (800)
                                                 --------------   --------------

Net change in cash and cash equivalents                    530                -

Cash and cash equivalents, beginning of period              60                -
                                                 --------------   --------------

Cash and cash equivalents, end of period                 $ 590              $ -
                                                 ==============   ==============


The accompanying notes are an integral part of these unaudited financial statements.

                            KEYES HELIUM COMPANY, LLC
                          NOTES TO FINANCIAL STATEMENTS
                             MARCH 31, 2003 AND 2002
                                   (UNAUDITED)

Note 1-Significant Accounting Policies and Nature of Operations

Condensed footnotes:

As contemplated by the Securities and Exchange Commission instructions to Form 10-QSB, the following footnotes have been condensed and therefore do not contain all disclosures required in connection with annual financial statements. Reference should be made to the notes to Keyes Helium Company, LLC's annual financial statements set forth in this Form 8-K/A for the years ended December 31, 2002 and 2001.

                     Unaudited Interim Financial Statements:

The accompanying unaudited interim financial statements have been prepared by the Company in accordance with generally accepted accounting principles pursuant to Regulation S-B of the Securities and Exchange Commission. The financial information has not been audited and should not be relied on to the same extent as audited financial statements. Certain information and footnote disclosures normally included in audited financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. Accordingly, these interim financial statements should be read in conjunction with Keyes Helium Company, LLC's annual financial statements set forth in this Form 8-K/A for the years ended December 31, 2002 and 2001. In the opinion of management, the interim financial statements reflect all adjustments, including normal recurring adjustments, necessary for fair presentation of the interim periods presented. The results of operations for the three months ended March 31, 2003 are not necessarily indicative of results of operations to be expected for the full year.

                        Recent Accounting Pronouncements:

Management does not believe that the adoption of any newly issued accounting pronouncements will have a significant effect on the Company's financial position, results of operations or disclosures.

Note 2-Related Party Transactions

We participate in a cash management program with one of our members. Under this arrangement, we can borrow up to $2 million or loan up to $5 million at market rates of interest, repayable upon demand. All advances had been repaid at March 31, 2003. We had collected repayments of approximately $333,000 and $3,332,000 during the three month periods ended March 31, 2003 and 2002, respectively.

Note 3-Subsequent Events

On April 3, 2003 the 81.45% interest in the Company held by CIG Resources Company, a wholly owned subsidiary of Colorado Interstate Gas, was acquired by Nathaniel Energy Corporation.

                                                              APPENDIX A

     The Board of Directors hereby is vested with the authority to provide for the issuance of the Preferred Stock, at any time and from time to time, in one or more series, each of such series to have such voting powers, designations, preferences and relative participating, optional, conversion and other rights, and such qualifications, limitations or restrictions thereon as expressly provided in the resolution or resolutions duly adopted by the Board of Directors providing for the issuance of such shares or series thereof. The authority which hereby is vested in the Board of Directors shall include, but not be limited to, the authority to provide for the following matters relating to each series of the Preferred Stock:

     (i) The designation of any series.

     (ii) The number of shares initially constituting any such series.

     (iii) The increase, and the decrease to a number not less than the number of the outstanding shares of any such series, of the number of shares constituting such series theretofore fixed.

     (iv) The rate or rates and the times at which dividends on the shares of Preferred Stock or any series thereof shall be paid, and whether or not such dividends shall be cumulative, and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate.

     (v) Whether or not the shares of Preferred Stock or series thereof shall be redeemable, and, if such shares shall be redeemable, the terms and conditions of such redemption, including, but not limited to, the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates.

     (vi) The amount payable on the shares of Preferred Stock or series thereof in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation; provided, however, that the holders of shares ranking senior to other shares shall be entitled to be paid, or to have set apart for payment, not less than the liquidation value of such shares before the holders of shares of the Common Stock or the holders of any other series of Preferred Stock ranking junior to such shares.

     (vii) Whether or not the shares of Preferred Stock or series thereof shall have voting rights, in addition to the voting rights provided by law, and, if such shares shall have such voting rights, the terms and conditions thereof, including but not limited to the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other class or series of Preferred Stock and the right to have more than one vote per share.

     (viii) Whether or not a sinking fund shall be provided for the redemption of the shares of Preferred Stock or series thereof, and, if such a sinking fund shall be provided, the terms and conditions thereof.

     (ix) Whether or not a purchase fund shall be provided for the shares of Preferred Stock or series thereof, and, if such a purchase fund shall be provided, the terms and conditions thereof.

     (x) Whether or not the shares of Preferred Stock or series thereof shall have conversion privileges, and, if such shares shall have conversion privileges, the terms and conditions of conversion, including but not limited to any provision for the adjustment of the conversion rate or the conversion price.

     (xi) Any other relative rights, preferences, qualifications, limitations and restrictions.

                                                                APPENDIX B



     The aggregate number of shares of stock which the corporation shall have the authority to issue is Five Hundred Million (500,000,000), of which Four Hundred Fifty Million (450,000,000) shares shall be designated as Common Stock, with a par value of $.001, and Fifty Million (50,000,000) shares shall be designated as Preferred Stock, with a par value of $.001.

                                                                      APPENDIX C



                              CONVERSION AGREEMENT
                              --------------------


     CONVERSION  AGREEMENT made as of October 3, 2003 between  NATHANIEL  ENERGY
CORPORATION,   a  Delaware  corporation  (the  "Company"),  and  RICHARD  STRAIN
("Strain").

     WHEREAS, the Company is indebted to Strain in the principal amount plus interest accrued to the date hereof in the aggregate of Ten Million Dollars
($10,000,000) (the "Conversion Amount"), exclusive of indebtedness in the aggregate amount of $6,892,151.09 which is memorialized in a Loan Agreement and a Note of even date between the Company and Strain.

     WHEREAS, Strain and the Company desire to convert the Conversion Amount into shares of common stock, $.001 par value per share, of the Company (the "Shares") at the rate of twenty cents ($0.20) of Conversion Amount into one Share, or an aggregate of Fifty Million (50,000,000) Shares upon the terms and conditions set forth herein.

                  NOW, THEREFORE, for and in consideration of the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

   1. Conversion.
      ----------

               (a) Strain hereby irrevocably agrees that effective as of the date hereof, the entire Conversion Amount shall be converted into an aggregate of Fifty Million (50,000,000) Shares, at the rate of twenty centers ($0.20) of Conversion Amount for one (1) Share, and all indebtedness of the Company to Strain up to the Conversion Amount shall be irrevocably extinguished and satisfied in all respects.

               (b) To the extent that the Company does not have sufficient Shares authorized for issuance to issue all of the Shares in conversion of the Conversion Amount, Strain shall have the irrevocable right to such number of Shares, which shall be issued to Strain as promptly as practicable following the authorization of a sufficient number of Shares to enable the Company to deliver all of the Shares to Strain, subject to adjustment for stock dividends, forward or reverse splits, reclassifications, exchanges, substitutes, mergers, consolidations and all other matters effecting shares of common stock of the Company, as if such Shares were issued at the time of such event.

     2. Issuance of Shares. The Shares issued and issuable hereunder shall be issued to NEC Energy, LLC, a New York limited liability company which is a designee and an affiliate of Strain (the "Strain Designee").

     3. Undertaking by the Company. The Company shall, within one hundred eighty
(180) days, take all corporate action necessary under Delaware law and the federal securities laws, rules and regulations to seek shareholder approval to increase the number of authorized Shares to a number which is at least sufficient for the Company to deliver all of the Shares issuable to the Strain Designee hereunder.

     4. Registration Rights. All of the Shares shall have resale registration rights as set forth in a Registration Rights Agreement of even date between the Company and Strain and/or the Strain Designee in, or substantially in, a form mutually acceptable to Strain and/or the Strain Designee.

     5. Representations by Strain.
        --------------------------

               5.1 Strain understands and agrees that the Company is relying and may rely upon the following representations, warranties and acknowledgments made by Strain individually, and as a principal of the Strain Designee (for the purposes of this Section 5, Strain and the Strain Designee are each referred to as the "Subscriber") in entering into this Agreement:

               (a) The Subscriber represents and warrants that the Shares to be acquired pursuant to the terms hereof are being acquired for Subscriber's own account, for investment and not for distribution or resale to others. Subscriber will not sell, assign, transfer, encumber or otherwise dispose of any of such Shares unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, transfer, encumbrance or disposition does not require registration under the Securities Act.

               (b) The Subscriber represents that he and (i.e., Strain and the Strain Designee severally) is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

               (c) The Subscriber represents and warrants that he and it alone, or with his and its purchaser representative, if any, has such knowledge and experience in financial and business matters that he and it is capable of evaluating the merits and risks of the acquisition of the Shares contemplated hereby. The Subscriber will execute and deliver to the Company such documents as the Company may reasonably request in order to confirm the accuracy of the foregoing.

               (d) The Subscriber hereby represents that he and it has reviewed all of the Company's reports, registration statements, proxy and for information statements which the Company has filed with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval (EDGAR) system since October 1, 2002 and he and it has been furnished by the Company with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his and its inspection and review; that he and it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the offering, and any additional information which he and it had requested; and that he has had the opportunity to consult with his own tax or financial advisor concerning an investment in the Company.

               (e) The Subscriber understands that the Shares are not being registered under the Securities Act in part on the ground that the issuance thereof is exempt under Section 4(2) of the Securities Act as a transaction by an issuer not involving any public offering and that Company's reliance on such exemption is predicated in part on the foregoing representations and warranties of the Subscriber.

               (f) The Subscriber understands that since the Shares are not being registered under the Securities Act and they may not be sold, assigned, transferred, encumbered, or disposed of unless they are subsequently registered thereunder or an exemption from such registration is available. Accordingly, the following restrictive legend will be placed on any instrument, certificate or other document evidencing the Shares:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not for distribution or resale. They may not be sold, assigned, mortgaged, pledged, hypothecated or otherwise transferred or disposed of without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the Company that registration statement is not required under such Act."

          6.   Representations by the Company.
               -------------------------------

               6.1 The Company represents and warrants to Strain as follows:

               (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct its business.

               (b) The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company.

               (c) The Shares, to the extent of the authorized Shares available for issuance, have been duly and validly authorized and, when issued in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable. The Shares to be issued pursuant to Section 1(b) hereof, shall, when authorized and issued, constitute duly authorized, validly issued, fully paid and non-assessable shares of common stock of the Company.

     7. Miscellaneous.
        -------------

               7.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by first class mail, postage prepaid, or overnight mail, addressed to the Company, 4871 N. Mesa Drive, Castle Rock, Colorado 80104, Attention: Stan Abrams, Chief Executive Officer, and to Strain at address given as 329 Manchester Road, Poughkeepsie, New York 12603. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

               7.2 This Agreement shall not be changed, modified or amended except by a writing signed by the party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

               7.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective permitted successors and assigns including, without limitation, the Strain Designee. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.

               7.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Delaware, applicable to agreements to be performed wholly within the State of Delaware.

               7.5 This Agreement may be executed in counterparts.

               7.6 Facsimile signatures hereon are deemed to be original signatures.


       Remainder of page intentionally left blank. Signature page follows.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                           /s/ Richard Strain
                                           -----------------------------
                                           RICHARD STRAIN
                                           Social Security No.
                                                              -----------------




                                           NATHANIEL ENERGY CORPORATION

                                           By:   /s/ Stan Abrams
                                                 ------------------------------
                                           Name: Stan Abrams
                                                 ------------------------------
                                          Title: President/CEO
                                                 ------------------------------

                                                                     APPENDIX D







                           PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement ("Agreement") is entered into the 3rd day of April, 2003, between CIG RESOURCES COMPANY, 2 North Nevada Avenue, Colorado Springs, Colorado 80903 ("CIGR" or "Seller") and NATHANIEL ENERGY OKLAHOMA
HOLDINGS CORPORATION, P. 0. Box 69, Castle Rock, CO 89104 ("Nathaniel" or "Buyer"). CIGR and Nathaniel are individually referred to as "Party" and collectively referred to as the "Parties."


                        THE PARTIES REPRESENT AS FOLLOWS:

A.  CIGR  owns  an  undivided  81.45%  membership   interest  ("CIGR  Membership
Interest")  in Keyes  Helium  Company,  a  Colorado  limited  liability  company
("KHC").

B. CIGR desires to sell the CIGR Membership Interest and Nathaniel desires to purchase the CIGR Membership Interest on the terms set forth in this Agreement.

Accordingly, for and in consideration of the mutual promises of the Parties, the Parties agree as follows:

A.  PURCHASE  AND SALE:
Subject to all of the terms and conditions set forth below, at the closing of the transactions contemplated by this Agreement (the "Closing"), Nathaniel hereby agrees to purchase from CIGR, and CIGR hereby agrees to sell to Nathaniel, the CIGR Membership Interest.

1. Purchase Price. The purchase price for the CIGR Membership Interest shall be equal to the sum of Two Million Dollars ($2,000,000) plus the December 31, 2002~book equity of the CIGR Membership Interest (the "Purchase Price"). The Purchase Price, Subject to any adjustment as described in Sections 2.b. and 2.c. below, is Eight Million, Six Hundred Fifty Eight Thousand Eight Hundred Fifty Five and 12/100 Dollars ($8,658,855.12).

2. Payment of Purchase Price.
a. Nathaniel shall pay the Purchase Price to CIGR at the Closing, as follows. Six Hundred Thousand ($600,000) shall be paid by check and Eight Million, Fifty Eight Thousand Eight Hundred Fifty Five and 12/100 Dollars ($8,058,855;12) shall be paid in cash or cash equivalent funds by wire transfer to:

Chase Manhattan Bank
New York, NY
Account # 910-2-711943
ABA # 021000021

b. A post-Closing adjustment statement (the "Post-Closing Adjustment Statement") shall be prepared and delivered by Seller to Buyer within one hundred twenty
(120) days after

the Closing, proposing further adjustments to the calculation of the Purchase Price based on the information then available. The Post-Closing Adjustment shall be based on the actual income and expenses of the Parties. The Post-Closing Adjustment is intended to place the Parties in the same economic position as if Buyer had owned the CIGR Membership Interest as of December 31, 2002. Seller or Buyer, as the case may be, shall be given access to and shall be entitled to review and audit the other Party's records pertaining to the computation of amoUnts claimed in such Post-Closing Adjustment Statement.

c.  Within  sixty  (60)  days  after  receipt  of  the  Post-Closing  Adjustment
Statement, Buyer shall deliver to Seller a written statement describing in reasonable detail its objections (if any) to any amounts or items set forth on the Post-Closing Adjustment Statement. If Buyer does not raise objections within such period, then the Post-Closing

Adjustment Statement shall become final and binding upon the Parties at the end of such period. If Buyer raises objections, the Parties shall negotiate in good faith to resolve any such objections. If the Parties are unable to resolve any disputed item within sixty (60) days after Buyer's delivery of its objections to the Post-Closing Adjustment Statement, any such disputed item shall be submitted to a nationally recognized independent accounting firm mutually agreeable to the Parties who shall be instructed to resolve such disputed item within thirty (30) days. The resolution of disputes by the accounting firm so selected shall be set forth in writing and shall be concl4sive, binding and non-appealable upon the Parties and the Post-Closing Adjustment Statement shall become final and binding upon the Parties on the date of such resolution. The fees and expenses of such accounting firm shall be paid one-half by Buyer and one-half by Seller. The dispute resolution provisions of this Section 2.c. shall apply only to disputes over Purchase Price adjustments or proposed adjustments described in Section
2.b. As to any other dispute that may arise between the Parties, each Party reserves all rights and remedies that may be available to it at law and in equity.

d. After the Post-Closing Adjustment Statement has become final and binding on the Parties, Seller or Buyer, as the case may be, shall - within ten (10) days thereafter - pay to the other such sums as are due to settle accounts between the Parties due to differences between amounts paid and the actual Purchase Price set forth on the Post-Closing Adjustment Statement

3. Closing. The Closing shall take place on April 3, 2003. (The date the Closing actually occurs is the "Closing Date.") At the Closing: (a) CIGR shall deliver to Nathaniel an Assignment of the Membership Interest in the form attached hereto as Exhibit A; and (b) Nathaniel shall deliver to CIGR the Purchase Price amount of Eight Million, Six Hundred Fifty Eight Thousand Eight Hundred Fifty Five and 12/100 Dollars ($8,658,855.12). At Closing, or thereafter as promptly as is reasonably possible, CIGR shall also deliver to Nathaniel the books and records of KHC.

4. Tax Matters.
a. Nathaniel shall be responsible for the payment of all transfer taxes (including sales, real property, use, excise, stock, stamp, documentary, filing, recording, permit, license, authorization and similar taxes, filing fees and similar charges, but excluding all taxes measured by net income) resulting from the transactions contemplated by this Agreement and the sale, conveyance and assignment of the CIGR Membership Interest hereunder Nathaniel shall prepare and timely file all tax returns or other documentation relating to such transfer taxes; provided, however, that to the extent required by law, CIGR will join in the execution of any such tax returns or other documents relating to such taxes. Nathaniel shall provide CIGR with copies of each such tax return or other document at least thirty (30) days prior to the date on which such tax return or other document is required to be filed.

b. The Parties agree to prepare all tax returns related to KHC for periods which include the Closing Date:

(i) Tax Periods Ending on or Before the Closing Date. CIGR shall prepare or cause to be prepared and file or cause to be filed on behalf of KHC, all tax returns for KHC for all periods ending on or prior to the Closing Date regardless of when they are to be filed. CIGR shall pay or cause to be paid on behalf of KHC, the taxes attributable, to KHC with respect to such periods. KHC's items of income, gain, loss and deduction for periods ending on the Closing Date shall be allocated to CIGR using any reasonable method (as determined by CIGR in its sole discretion) under Section 706 of the Internal Revenue Code of 1986, as amended (the "Code"); however, in no event shall CIGR be allocated any such items of gain, loss and deduction for any period after December 31, 2002.

(ii) Tax Periods Beginning Before and Ending After the Closing Date. Nathaniel shall prepare or cause to be prepared and file or cause to be filed on behalf of KHC, any tax returns of KHC for tax periods which begin before the Closing Date and end after the Closing Date. Nathaniel shall pay or cause to be paid on behalf of KHC, the taxes attributable to KHC with respect to such periods. CIGR shall pay to Nathaniel within fifteen (15) days after the date on which taxes are paid with respect to such periods an amount equal to the portion of such taxes that relates to the portion of such tax period ending on December 31, 2002. In the case of taxes that are payable with respect to a taxable period that begins before the Closing Date and ends after the Closing Date, any such tax that is allocable to the portion of the period ending on December 31, 2002 shall be (A) in the case of taxes that are based upon or related to income or gross receipts or sale or use tax, deemed equal to the amount that would be payable if the taxable year ended on December 31, 2002; and (B) in the case of any taxes other than gross receipts, sale or use tax and taxes based upon or related to income, deemed to be the amount of such taxes for the entire period, multiplied by a fraction the numerator of which is the number of calendar days in the period ending on December 31, 2002 and the denominator of which is the number of calendar days in the entire period.

c. After the Closing Date, in the case of any audit, examination, or other proceeding with respect to taxes (a "Tax Proceeding") for which CIGR is or may be liable pursuant to this Agreement, Nathaniel shall inform CIGR within ten
(10) days of the receipt of any notice of such Tax Proceeding, and shall afford CIGR, at CIGR's expense, the opportunity to control the conduct of such Tax Proceeding. Nathaniel shall execute or cause to be executed powers of attorney or other documents necessary to enable CIGR to take all actions desired by CIGR with respect to such Tax Proceeding to the extent such Tax Proceeding may affect the amount of taxes for which CIGR is liable pursuant to this Agreement. CIGR shall have the right to control any such Tax Proceedings and to initiate any claim for refund, file any amended return, or take any other action that it deems appropriate with respect to such taxes.

d. On the Closing Date, CIGR shall deliver to the Buyer a certificate (in the form attached hereto as Exhibit B signed under penalties of perjury (i) stating that CIGR is not a foreign corporation, foreign partnership, foreign trust or foreign estate, (ii) providing its Employer Identification Number and (iii) providing its address, all pursuant to Section 1445 of the Code.

5. Due Diligence. Through April 2, 2003, CIGR has, to Nathaniel's satisfaction:

a. Given Nathaniel and its representatives, employees, consultants, independent contractors, attorneys and other advisors reasonable access to the KHC processing facilities, the other KHC physical assets and the books and records of KHC (the "KHC Assets") and reasonable access by telephone or in person to personnel with knowledge of the KHC Assets or operations thereof during regular office hours for any and all inspections and investigations and to the extent such contact with such personnel did not unreasonably interfere with the ongoing operations of KHC.

b.  Used   reasonable   efforts  to  obtain  and  submit  to  Nathaniel  or  its
representatives as promptly as practicable, copies of such documents as Nathaniel may reasonably request.

c. Furnished to Nathaniel all other information with respect to the KHC Assets as Nathaniel reasonably requested, unless CIGR was prohibited therefrom by any agreement, contract, applicable privilege, obligation or duty by which it was bound or by the necessity of any third party approval; provided that, if requested by Nathaniel, CIGR used reasonable efforts to obtain the waiver of any such prohibition or the granting of any such approval

NATHANIEL ACKNOWLEDGES THAT IT HAS MADE ITS OWN INDEPENDENT INVESTIGATION, ANALYSIS AND EVALUATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT (INCLUDING NATHANIEL'S OWN ESTIMATE AND APPRAISAL OF THE EXTENT AND VALUE OF HELIUM RESERVES ASSOCIATED WITH THE KHC ASSETS AND AN INDEPENDENT ASSESSMENT AND APPRAISAL OF THE ENVIRONMENTAL RISKS AND LIABILITIES ASSOCIATED WITH THE ACQUISITION OF THE KHC ASSETS). NATHANIEL AGREES THAT IT: (I) WILL NOT PROCEED TO CLOSING UNLESS BY CLOSING IT HAS HAD ACCESS TO ALL INFORMATION NECESSARY TO PERFORM


ITS  INVESTIGATION;   AND  (II)  HAS  NOT  RELIED  AND  WILL  NOT  RELY  ON  ANY
REPRESENTATIONS BY CIGR OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT.

6. Representations and Warranties of CIGR. CIGR now owns, and as of the Closing will own, an 81.45% membership interest in KHC. The delivery of the CIGR Membership Interest to Nathaniel at the Closing will transfer such membership interest to Nathaniel, free and clear of all liens, encumbrances, and claims of any kind, nature, and description, and the CIGR Membership Interest is, and will be at the Closing, duly authorized, validly issued, and outstanding, fully paid and non-assessable.

7. Disclaimers. Except as expressly set forth in this Agreement, CIGR disclaims all liability and responsibility for any representation, warranty, statements or communications (orally or in writing) to Nathaniel, including any information contained in any opinion, information or advice that may have been provided to Nathaniel by CIGR, its parent, subsidiary and affiliated entities, and each of their respective directors, officers, employees, agents and other representatives and their successor and assigns (collectively, the "CIGR Group"), or any consultant, engineer or engineering firm, stockholder or contractor of CIGR pursuant to this Agreement, wherever and however made, including those made in any data room expressly made available to Nathaniel and any supplements or amendments thereto or during any negotiations with respect to this Agreement, or any confidentiality agreement previously executed by the Parties with respect to the KHC Assets.

THE CIGR MEMBERSHIP INTEREST IS TRANSFERRED TO NATHANIEL ON AN "AS IS" "WHERE IS" BASIS WITH ALL FAULTS. EXCEPT AS SET FORTH IN PARAGRAPH 6 OF THIS AGREEMENT; CIGR MAKES NO WARRANTY oR REPRESENTATION, EXPRESS, STATUTORY OR IMPLIED, AS TO:
(i) MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OF THE KHC ASSETS, EITHER EXPRESS OR IMPLIED; (ii) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY DATA, INFORMATION OR RECORDS FURNISHED TO NATHANIEL IN CONNECTION WITH THE KHC ASSETS OR OTHERWISE CONSTITUTING A PORTION OF THE KHC ASSETS; (iii) THE EXISTENCE OR NONEXISTENCE OF ACTUAL OR POTENTIAL LIABILITIES ASSOCIATED WITH KHC AND/OR THE CIGR MEMBERSHIP INTEREST; (iv) THE PRESENCE, QUALITY AND QUANTITY OF HELIUM OR HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE KHC ASSETS, INCLUDING WITHOUT LIMITATION SEISMIC DATA AND CIGR'S INTERPRETATION AND OTHER ANALYSIS THEREOF; (v) THE PRESENT OR FUTURE VALUE OF THE ANTICIPATED INCOME, COSTS OR PROFITS, IF ANY, TO BE DERIVED FROM THE KHC ASSETS; (vi) THE ENVIRONMENTAL CONDITION OF THE KHC ASSETS; (vii) ANY PROJECTIONS AS TO EVENTS THAT. COULD OR COULD NOT OCCUR; (viii) THE TAX ATTRIBUTES OF ANY KHC ASSET; AND
(ix) ANY OTHER MATTERS CONTAINED IN OR OMITTED FROM ANY INFORMATION OR MATERIAL FURNISHED TO NATHANIEL. BY THE CIGR GROUP OR OTHERWISE CONSTITUTING A PORTION OF THE KHC ASSETS.


ANY DATA, INFORMATION OR OTHER RECORDS FURNISHED BY CIGR ARE PROVIDED TO NATHANIEL AS A CONVENIENCE AND NATHANIEL'S RELIANCE ON OR USE OF THE SAME IS AT NATHANIEL'S SOLE RISK.

8. Conditions Precedent to Closing. The Closing of the sale by CIGR of the CIGR Membership Interest and the purchase by Nathaniel of the CIGR Membership Interest is expressly contingent upon completion of all of the following conditions precedent:

a. Receipt by CIGR of the approval of its Board of Directors and/or the Board of Directors of its parent corporations, which approval shall be promptly sought by CIGR.

b. Receipt by Nathaniel of the written resignations of CIGR's representatives on the Manager's Committee of KHC and the written resignations of the current general Manager of KHC.

c. Completion of due diligence by Nathaniel in a manner satisfactory to Nathaniel in its sole discretion, provided that Nathaniel has provided notice to CIGR prior to the date hereof, identifying any matter(s) that may be a basis for Nathaniel declaring that this condition has not been satisfied.

d. Termination at Closing of the Services Agreement, as amended and restated as of March 17, 1994, as further amended, between KHC and Colorado Interstate Gas Company ("CIG).

e. Termination at Closing of the Lease Agreement, as amended and restated as, of March 17, 1994, between KHC and CIG.

f. Nathaniel and CIG having executed a definitive agreement for the purchase by Nathaniel and sale by CIG of its Sturgis, Oklahoma gas compression and related assets, and the simultaneous closing of the transaction described in that agreement.

g. Nathaniel and CIG Field Services Company (CIGFS) having executed a definitive agreement for the purchase by Nathaniel and sale by CIGFS of its the Sturgis and Keyes, Oklahoma area gathering assets, and the simultaneous closing of the transaction described in that agreement.

9. Termination. Failure to meet any condition precedent described in paragraph 8 by April 3, 2003, shall result in the automatic termination of this Agreement. Upon termination for any reason, each Party shall pay its own costs and expenses associated with this sale and shall have no further obligation to the other.

10. Miscellaneous.

a. None of the Parties' rights under this Agreement may be assigned without the consent of all other Party, which consent shall not be unreasonably withheld. Subject to the foregoing, the terms of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties, their successors and assigns. No assignment of obligations under this Agreement shall relieve the assignor of its liability for such obligations.

b. Any notice, request, demand, or consent required or permitted to be given hereunder shall be in writing and delivered in person or by certified letter, with return receipt requested, or by facsimile addressed to the Party for whom intended at the following addresses:

                                     SELLER:

                              CIG Resources Company
                               2 North Nevada Ave.
                           Colorado Springs, CO 80903


                              Attn: Roland Harris
                              Tel: (719) 520-4380
                              Fax: (719) 520-3792



                                     BUYER:
Nathaniel Energy Oklahoma Holdings Corporation P.O. Box 69
Castle Rock, CO 80104
Attn: Gene Bailey Phone (303) 688-9805
Fax (303) 688-9806

or at such other address as any of the above shall specify by like notice to the other.

c. This Agreement sets forth the entire agreement of the Parties with respect to the subject matter hereof, and all prior negotiations and agreements are superseded hereby, including the letter agreement dated February 5, 2003, among CIGR, Nathaniel's affiliate and CIGFS.
d. This Agreement may not be amended, and no provision hereof may be waived, absent a writing signed by the Party against whom enforcement of the amendment or waiver is sought. Unless otherwise expressly stated, no waiver shall be a continuing waiver of the same provision or a waiver of any other provision.

e. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Colorado without regard to conflict of law principles.

f. This Agreement may be executed in counterparts, all of which together shall be deemed a single binding instrument, notwithstanding that all Parties are not signatory to the same counterpart.

g. CIGR agrees to cause the current property and liability underwriters for El Paso's Corporation's Joint Venture/Partnership Insurance Program to name Nathaniel as the Assured, as the 100% owner and loss payee for KHC and the KHC Assets from and after the Closing, subject to the following conditions: (1) this extension of coverage agreement will be subject to a time limitation as agreed by both Parties (not to exceed 30 days) until such time that the insurance brokers for Nathaniel can place separate insurance coverages for KHC and the KHC Assets; (2) Nathaniel will be responsible for full payment of any applicable policy deductibles in the event of property or liability claims, during the course of this extension, involving KHC and the KHC Assets; and (3) additional premiums, if any, for these extensions of coverage will be the responsibility of Nathaniel. All insurance provided by El Paso Corporation in excess of and/or in addition to El Paso Corporation's Joint Venture/Partnership Insurance Program will cease to insure KHC and the KHC Assets as of the date/time of Closing.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                              CIG Resources Company





              By /s/ Thomas L. Price
                 -------------------------------------------
                     Thomas L. Price
                     Vice President



                 Nathaniel Energy Oklahoma Holdings Corporation





              By /s/ Stan Abrams
                 -----------------------------------------
                 Stan Abrams
                 President

                                                                      APPENDIX E


                          Nathaniel Energy Corporation

                         2005 Equity Participation Plan


     1. Purpose of the Plan. The Nathaniel Energy Corporation 2005 Equity Participation Plan (the "Plan") is intended to advance the interests of Nathaniel Energy Corporation (the "Company") by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options," which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options, as later defined, and "Restricted Stock," to employees, non-employee Directors, consultants and advisors.


     2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board" or "Board of Directors") or by a committee (the "Committee") consisting of at least two (2) persons chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option, or with respect to any Restricted Stock, granted under it shall be final and conclusive. The receipt of Options or Restricted Stock by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

     3. Shares Subject to the Plan. The shares subject to Options granted under the Plan, and shares granted as Restricted Stock under the Plan, shall be shares of the Company's common stock, par value $.001 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of common stock which may be issued pursuant to Options or as Restricted Stock granted under the Plan shall not exceed in the aggregate forty million (40,000,000) shares. No shares of common stock may be issued unless there are a sufficient number of shares of common stock authorized and reserved for such issuance. Subject to the foregoing sentence, the Company shall at all times while the Plan is in force reserve such number of shares of common stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options and grants of Restricted Stock under the Plan. In the event any shares of Restricted Stock are forfeited for any reason, the shares forfeited shall again be available for Options and grants of Restricted Stock under the Plan. In the event shares of common stock are delivered to, or withheld by, the Company pursuant to Sections 13(b) or 27 hereof, only the net number of shares issued, i.e., net of the shares so delivered or withheld, shall be considered to have been issued pursuant to the Plan.


     4. Participation. The class of individuals that shall be eligible to receive Options ("Optionees") and Restricted Stock ("Grantees") under the Plan shall be (a) with respect to Incentive Stock Options described in Section 6 hereof, all employees of either the Company or any parent or subsidiary corporation of the Company, and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof and Restricted Stock described in Section 17 hereof, all employees, and non-employee Directors of, or consultants and advisors to, either the Company or any parent or subsidiary corporation of the Company; provided, however, neither Nonstatutory Stock Options nor Restricted Stock shall be granted to any such consultant or advisor unless (i) the consultant or advisor is a natural person (or an entity wholly-owned by the consultant or advisor), (ii) bona fide services have been or are to be rendered by such consultant or advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its parent and subsidiary corporations to whom Options and Restricted Stock shall be granted, and the number of shares to be covered by each Option and each Restricted Stock grant, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant. For purposes hereof, a non-employee to whom an offer of employment has been extended shall be considered an employee, provided that the Options granted to such individual shall not be exercisable, and the Restricted Stock granted shall not vest, in whole or in part, for a period of at least one year from the date of grant and in the event the individual does not commence employment with the Company, the Options and/or Restricted Stock granted shall be considered null and void.

     5. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option

Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of common stock as to which any Option is granted, the period during which the Option is exercisable, and the option price per share thereof, and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.


     6. Incentive Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to "incentive stock options," and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code (referred to herein as an "Incentive Stock Option"):

     (a) No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a parent or subsidiary corporation of the Company.


     (b) Each Incentive Stock Option under the Plan must be granted prior to March 1, 2015, which is within ten (10) years from the date the Plan was adopted by the Board of Directors.

     (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value (as defined in subsection (f) of this Section 6) of the common stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the common stock at the time such Incentive Stock Option is granted.


     (d) No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 12 hereof.

     (e) For purposes of determining stock ownership under this Section 6, the attribution rules of Section 424(d) of the Code shall apply.


     (f) For purposes of the Plan, fair market value shall be determined by the Board of Directors or the Committee. If the common stock is listed on a national securities exchange or The NASDAQ Stock Market ("NASDAQ") or traded on the Over-the-Counter market, fair market value shall be the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the common stock quoted on such exchange or NASDAQ, or on the Over-the-Counter market, as reported by the exchange, NASDAQ or the National Association of Securities Dealers OTC Electronic Bulletin Board, or if the common stock is not so reported, then by the Pink Sheets, LLC, as the case may be, on the day immediately preceding the day on which the Option is granted (or, if granted after the close of business for trading, then on the day on which the Option is granted), or, if there is no selling or bid price on that day, the closing selling price, closing bid price or high bid price, as the case may be, on the most recent day which precedes that day and for which such prices are available. If there is no selling or bid price for the ninety (90) day period preceding the date of grant of an Option hereunder, fair market value shall be determined in good faith by the Board of Directors or the Committee.

     7. Nonstatutory Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are not intended to meet the requirements of
Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options shall be subject to the following terms and conditions:

     (a) A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to clause (b) of Section 4 hereof.

     (b) The option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Nonstatutory Stock Option.

     (c) A Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 12 hereof).


     8. Reload Options. The Board of Directors or the Committee may grant Options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of common stock (as set forth in Section 13(b)(ii)) or by having the Company reduce the number of shares otherwise issuable to an Optionee (as provided for in the last sentence of Section 13(b)) (a "Net Exercise"). The Stock Option Agreement for the Options containing the reload feature shall provide that the Option holder shall receive, contemporaneously with the payment of the option price in shares of common stock or in the event of a Net Exercise, a reload stock option (the "Reload Option") to purchase that number of shares of common stock equal to the sum of (i) the number of shares of common stock used to exercise the Option (or not issued in the case of a Net Exercise), and (ii) with respect to Nonstatutory Stock Options, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: (i) the option price per share of common stock deliverable upon the exercise of the Reload Option, (A) in the case of a Reload Option which is an Incentive Stock Option being granted to a 10% Stockholder, shall be one hundred ten percent (110%) of the fair market value of a share of common stock on the date of grant of the Reload Option and (B) in the case of a Reload Option which is an Incentive Stock Option being granted to a person other than a 10% Stockholder or is a Nonstatutory Stock Option, shall be the fair market value of a share of common stock on the date of grant of the Reload Option; and (ii) the term of the Reload Option shall be equal to the remaining option term of the Option (including a Reload Option) which gave rise to the Reload Option. The Reload Option shall be evidenced by an appropriate amendment to the Stock Option Agreement for the Option which gave rise to the Reload Option. In the event the exercise price of an Option containing a reload feature is paid by check and not in shares of Common Stock, the reload feature shall have no application with respect to such exercise.



     9. Rights of Option Holders. The holder of an Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

     10.  Alternate  Stock  Appreciation   Rights.

     (a) Concurrently with, or subsequent to, the award of any Option to purchase one or more shares of Common Stock, the Board of Directors or the Committee may, in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Board of Directors or the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the Optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. An SAR granted with respect to an Incentive Stock Option must be granted together with the Related Option. An SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option.

     (b) Each SAR granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by an SAR Agreement which shall be executed by the Company and by the individual or entity to whom such SAR is granted. The SAR Agreement shall specify the period during which the SAR is exercisable, and such other terms and provisions not inconsistent with the Plan.

     (c) An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of an SAR has a current right to exercise, the SAR may be exercised from time to time by delivery by the holder thereof to the Company at its principal office (attention: Secretary) of a written notice of the number of shares with respect to which it is being exercised. Such notice shall be accompanied by the agreements evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR Agreement and the Related Option Agreement the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

     (d) The amount of payment to which an Optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the exercise price per share of the Related Option; provided, however, the Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment.

     (e) The amount payable by the Company to an Optionee upon exercise of a SAR may, in the sole determination of the Company, be paid in shares of Common Stock, cash or a combination thereof, as set forth in the SAR Agreement. In the case of a payment in shares, the number of shares of Common Stock to be paid to an Optionee upon such Optionee's exercise of an SAR shall be determined by dividing the amount of payment determined pursuant to Section 10(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of the Plan, the exercise date of an SAR shall be the date the Company receives written notification from the Optionee of the exercise of the SAR in accordance with the provisions of Section 10(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the Optionee the amount of cash due such Optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

     (f) SARs shall terminate or expire upon the same conditions and in the same manner as the Related Options, and as set forth in Section 12 hereof.

     (g) The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

     (h) Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

     (i) An SAR granted pursuant to the Plan shall be transferable to the same extent as the Related Option.

     (j) All references in this Plan to "Options" shall be deemed to include "SARs" where applicable.

     11.  Transferability of Options.

     (a) No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted other than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him.

     (b) Notwithstanding Section 11(a) above, a Nonstatutory Stock Option granted under the Plan may be transferred in whole or in part during an Optionee's lifetime, upon the approval of the Board of Directors or the Committee, to an Optionee's "family members" (as such term is defined in Rule 701(c)(3) of the Securities Act of 1933, as amended, and General Instruction A(1)(a)(5) to Form S-8) through a gift or domestic relations order. The transferred portion of a Nonstatutory Stock Option may only be exercised by the person or entity who acquires a proprietary interest in such option pursuant to the transfer. The terms applicable to the transferred portion shall be the same as those in effect for the Option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Board of Directors or the Committee may deem appropriate. As used in this Plan the terms "Optionee" and "holder of an Option" shall refer to the grantee of the Option and not any transferee thereof.

     12.  Effect of Termination of Employment or Death on Options.

     (a) Unless otherwise provided in the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company shall be terminated for Cause (as hereinafter defined) or voluntarily by the employee, non-employee Director, consultant or advisor, then his Option shall expire forthwith. Unless otherwise provided in the Stock Option Agreement, and except as provided in subsections (b) and (c) of this Section 12, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this Section 12. For purposes hereof, "Cause" shall include, without limitation, (i) conviction of, or a plea of nolo contendere to, a felony or other serious crime; (ii) commission of any act involving moral turpitude; (iii) commission of any act of dishonesty involving the Company or the performance of the Optionee's duties;
(iv) breach of any fiduciary duty to the Company; (v) any alcohol or substance abuse on the part of the Optionee; (vi) the Optionee's commission of any illegal business practices in connection with the Company's business; (vii) any embezzlement or misappropriation of assets; (viii) any excessive unexcused absences from employment or service; (ix) continued and habitual neglect to perform material stated duties; (x) material breach of any provision of any employment, consulting or advisory agreement between the Optionee and the Company; (xi) engagement in any other misconduct that is materially injurious to the Company; or

(xii) if the Employee is party to an agreement with the Company, anything which constitutes "Cause" thereunder as it relates to termination of employment or services. All references in the above definition of "Cause" to the Company shall be deemed to include any parent or subsidiary thereof. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection
(a), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a parent or subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization or like event shall not be considered to have terminated his employment or services.

     (b) Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a parent or subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily or for Cause, then such Option may, subject to the provisions of subsection (d) of this
Section 12, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor, at any time within one (1) year after such death.

    (c) Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) ("Permanent Disability") while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

     (d) An Option may not be exercised pursuant to this Section 12 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

     (e) For purposes of this Section 12, the employment relationship of an employee of the Company or of a parent or subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

     13. Exercise of Options. (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board of Directors or the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

     (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied, or followed within ten (10) days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company, or (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise (provided that the shares delivered pursuant hereto are acceptable to the Board of Directors or the Committee in its sole discretion) or (iii) if provided for in the Stock Option Agreement, his check payable to the order of the Company in an amount at least equal to the par value of the Common Stock being acquired, together with a promissory note, in form and upon such terms as are acceptable to the Board or the Committee, made payable to the order of the Company in an amount equal to the balance of the exercise price, or (iv) by the holder's delivery of any combination of the foregoing (i), (ii) and (iii). Alternatively, if provided for in the Stock Option Agreement, the holder may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a fair market value equal to the exercise price of the Option being exercised.

     14. Adjustment Upon Change in Capitalization.

     (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, in the number of shares and option price per share subject to outstanding Options, and in any limitation on exerciseability referred to in Section 13(a)(ii) hereof which is set forth in outstanding Incentive Stock Options. If the Company shall be reorganized, consolidated, or merged with another corporation, subject to the provisions of Section 19 hereof, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto; and provided, further, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent such adjustment from being deemed or considered as the adoption of a new plan requiring shareholder approval under Section 422 of the Code and the regulations promulgated thereunder.

     (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.


     15. Further Conditions of Exercise of Options.

     (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

     (b) If the Common Stock is listed on any securities exchange, including, without limitation, NASDAQ, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until it has been listed on each such exchange. In addition, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.


     16. Restricted Stock Grant Agreement. Each Restricted Stock grant under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Restricted Stock Grant Agreement which shall be executed by the Company and by the individual or entity to whom such Restricted Stock is granted. The Restricted Stock Grant Agreement shall specify the number of shares of Restricted Stock granted, the vesting periods and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

     17.  Restricted  Stock Grants.

     (a) The Board of Directors or the Committee may grant Restricted Stock under the Plan to any individual or entity eligible to receive Restricted Stock pursuant to clause (b) of Section 4 hereof.

     (b) In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in a Restricted Stock Grant Agreement, the following restrictions in this Section 17(b) shall apply to grants of Restricted Stock made by the Board or the Committee:

     (i) No shares granted pursuant to a grant of Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and to the extent that, such shares are vested.

     (ii) Shares granted pursuant to a grant of Restricted Stock shall vest as determined by the Board or the Committee, as provided for in the Restricted Stock Grant Agreement. The foregoing notwithstanding (but subject to the provisions of (iii) hereof and subject to the discretion of the Board or the Committee), a Grantee shall forfeit all shares not previously vested, if any, at such time as the Grantee is no longer employed by, or serving as a Director of, or rendering consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company. All forfeited shares shall be returned to the Company.

     (iii) Notwithstanding the provisions of (ii) hereof, non-vested Restricted Stock shall automatically vest as provided for in Section 19 hereof.

     (c) In determining the vesting requirements with respect to a grant of Restricted Stock, the Board or the Committee may impose such restrictions on any shares granted as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance objectives, and federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Any such restrictions shall be specifically set forth in the Restricted Stock Grant Agreement.

     (d) Certificates representing shares granted that are subject to restrictions shall be held by the Company or, if the Board or the Committee so specifies, deposited with a third-party custodian or trustee until lapse of all restrictions on the shares. After such lapse, certificates for such shares (or the vested percentage of such shares) shall be delivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares.

     (e) During any applicable period of restriction, the Grantee shall be the record owner of the Restricted Stock and shall be entitled to vote such shares and receive all dividends and other distributions paid with respect to such shares while they are so restricted. However, if any such dividends or distributions are paid in shares of Company stock or cash or other property during an applicable period of restriction, the shares, cash and/or other property deliverable shall be held by the Company or third party custodian or trustee and be subject to the same restrictions as the shares with respect to which they were issued. Moreover, the Board or the Committee may provide in each grant such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for Restricted Stock granted pursuant to the Plan.

     (f) Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

     (g) If the Company shall be reorganized, consolidated, or merged with another corporation or entity, subject to the provisions of Section 19 hereof, the shares of stock or the property, cash or securities which the holder of Restricted Stock shall be entitled to receive upon the happening of any such corporate event in respect of his Restricted Stock, shall be subject to the same restrictions to which such Restricted Stock was subject pursuant to the terms of the Restricted Stock Grant Agreement relating to such Restricted Stock, and in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to preserve the "restricted stock" nature of the Restricted Stock so converted or exchanged, or to prevent such Restricted Stock so converted or exchanged from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

     (h) If fractions of a share of Restricted Stock would result from any such adjustment, the adjustment shall be treated in the same manner as Common Stock in such corporate event.

18.  Restrictions  Upon Shares;  Right of First Refusal.

     (a) No Optionee or Grantee (collectively, "Participant") shall, for value or otherwise, sell, assign, transfer or otherwise dispose of all or any part of the shares issued pursuant to the exercise of an Option or received as Restricted Stock (collectively, the "Shares"), or of any beneficial interest therein (collectively a "Disposition"), except as permitted by and in accordance with the provisions of the Plan. The Company shall not recognize as valid or give effect to any Disposition of any Shares or interest therein upon the books of the Company unless and until the Participant desiring to make such Disposition shall have complied with the provisions of the Plan.

     (b) No Participant shall, without the written consent of the Company, pledge, encumber, create a security interest in or lien on, or in any way attempt to otherwise impose or suffer to exist any lien, attachment, levy, execution or encumbrance on the Shares.

     (c) If, at any time, a Participant desires to make a Disposition of any of the Shares (the "Offered Shares") to any third-party individual or entity pursuant to a bona fide offer (the "Offer"), he shall give written notice of his intention to do so ("Notice of Intent to Sell") to the Company, which notice shall specify the name(s) of the offeror(s) (the "Proposed Offeror(s)"), the price per share offered for the Offered Shares and all other terms and conditions of the proposed transaction. Thereupon, the Company shall have the option to purchase from the Participant all, but not less than all, the Offered Shares upon the same terms and conditions as set forth in the Offer.

     (d) If the Company desires to purchase all of the Offered Shares, it must send a written notice to such effect to the Participant within thirty (30) days following receipt of the

Notice of Intent to Sell.

     (e) The closing of any purchase and sale of the Offered Shares shall take place sixty (60) days following receipt by the Company of the Notice of Intent to Sell.

     (f) If the Company does not elect to purchase all of the Offered Shares within the period set forth in paragraph (d) hereof, no Shares may be purchased by the Company, and the Participant shall thereupon be free to dispose of such Shares to the Proposed Offeror(s) strictly in accordance with the terms of the Offer. If the Offered Shares are not disposed of strictly in accordance with the terms of the Offer within a period of one hundred twenty (120) days after the Participant gives a Notice of Intent to Sell, such Shares may not thereafter be sold without compliance with the provisions hereof.

     (g) All certificates representing the Shares shall bear on the face or reverse side thereof the following legend:

               "The shares represented by this certificate are subject to the provisions of the Nathaniel Energy Corporation 2005 Equity Participation Plan, a copy of which is on file at the offices of the Company."

     (h) The provisions of this Section 18 shall terminate and be of no further force or effect at such time, if ever, that the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Section 13 or 15(d) thereof.


     19. Liquidation, Merger or Consolidation. Notwithstanding Section 14(a) hereof, if the Board of Directors approves a plan of complete liquidation or a merger or consolidation (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation), the Board of Directors or the Committee may, in its sole discretion, upon written notice to the holder of an Option, provide that the Option must be exercised within twenty (20) days following the date of such notice or it will be terminated. In the event such notice is given, the Option shall become immediately exercisable in full.

     20. Effectiveness of the Plan. The Plan was adopted by the Board of Directors on March 1, 2005. The Plan shall be subject to approval on or before February 28 2006, which is within one (1) year of adoption of the Plan by the Board of Directors, by the affirmative vote of the holders of a majority of the votes of the outstanding shares of capital stock of the Company present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon (or in the case of action by written consent in lieu of a meeting of stockholders, the number of votes required by applicable law to act in lieu of a meeting) ("Stockholder Approval"). In the event such Stockholder Approval is withheld or otherwise not received on or before the latter date, the Plan and, unless otherwise provided in the Stock Option Agreement and/or the Restricted Stock Grant Agreement, all Options and Restricted Stock that may have been granted hereunder shall become null and void.

     21. Termination, Modification and Amendment.


     (a) The Plan (but not Options previously granted under the Plan) shall terminate on February 28, 2015, which is within ten (10) years from the date of its adoption by the

Board of Directors, or sooner as hereinafter provided, and no Option or Restricted Stock shall be granted after termination of the Plan. The foregoing shall not be deemed to limit the vesting period for Restricted Stock granted pursuant to the Plan.

     (b) The Plan may from time to time be terminated, modified, or amended if Stockholder Approval of the termination, modification or amendment is obtained.

     (c) The Board of Directors may at any time, on or before the termination date referred to in Section 21(a) hereof, without Stockholder Approval, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without Stockholder Approval, (i) increase (except as otherwise provided by Section 14 hereof) the maximum number of shares as to which Incentive Stock Options may be granted hereunder, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto or (ii) make any other modifications or amendments that require Stockholder Approval pursuant to applicable law, regulation or exchange requirements. In the event Stockholder Approval is not received within one (1) year of adoption by the Board of Directors of the change provided for in (i) or (ii) above, then, unless otherwise provided in the Stock Option Agreement and/or Restricted Stock Grant Agreement (but subject to applicable law), the change and all Options, SARs and Restricted Stock that may have been granted pursuant thereto shall be null and void.

     (d) No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to whom any Option or Restricted Stock shall have been granted, adversely affect the rights conferred by such Option or Restricted Stock grant.

     22. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement or Restricted Stock Grant Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option or Restricted Stock is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

     23. Use of Proceeds. The proceeds from the sale of shares pursuant to Options or Restricted Stock granted under the Plan shall constitute general funds of the Company.

     24. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

     25. Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

     26. Disqualifying Dispositions. If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Optionee, or is otherwise disposed of in a manner that results in the Optionee being required to recognize ordinary income, rather than capital gain, from the disposition (a "Disqualifying Disposition"), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

     27. Withholding Taxes.

     (a) Whenever under the Plan shares of Common Stock are to be delivered to an Optionee upon exercise of a Nonstatutory Stock Option or to a Grantee of Restricted Stock, the Company shall be entitled to require as a condition of delivery that the Optionee or Grantee remit or, at the discretion of the Board or the Committee, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee's portion of any employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee's portion of any employment taxes.


     (b) The Board of Directors or the Committee may, in its discretion, provide any or all holders of Nonstatutory Stock Options or Grantees of Restricted Stock with the right to use shares of Common Stock in satisfaction of all or part of the withholding taxes to which such holders may become subject in connection with the exercise of their Options or their receipt of Restricted Stock. Such right may be provided to any such holder in either or both of the following formats:

     (i) The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonstatutory Stock Option or otherwise deliverable as a result of the vesting of Restricted Stock, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

     (ii) The election to deliver to the Company, at the time the Nonstatutory Stock Option is exercised or Restricted Stock is granted or vested, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or Restricted Stock grant triggering the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

     28. Other Provisions. Each Option granted, and each Restricted Stock grant, under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, in its sole discretion. Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

     29. Definitions. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and 424(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

     30. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Delaware, excluding choice of law principles thereof.